PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION – DATED MARCH 30, 2020

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

WAYSIDE TECHNOLOGY GROUP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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(4)	Proposed maximum aggregate value of transaction:
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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
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PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION – DATED MARCH 30, 2020

WAYSIDE TECHNOLOGY GROUP, INC.

4 Industrial Way West, 3rd Floor

Eatontown, New Jersey 07724

__________________________________

MESSAGE FROM THE BOARD OF DIRECTORS

Dear Fellow Stockholders –

You are cordially invited to attend the 2020 Annual Meeting of Stockholders (the “Meeting”) of Wayside Technology Group, Inc., a Delaware corporation (the “Company”), which is scheduled to be held on                , 2020 at             [a.m./p.m.] local time, and any adjournments thereof, at             . Stockholders of record of the Company at the close of business on              , 2020 are entitled to notice of, and to vote at, the Meeting. Details of the business to be conducted at the Meeting are given in the accompanying Notice of Annual Meeting of Stockholders and the Company’s proxy statement (the “proxy statement”). The proxy statement was first sent or given to our stockholders on or about , 2020. You should also have received a WHITE proxy card or voting instruction form and postage-paid return envelope, which are being solicited on behalf of our Board of Directors (the “Board”).

Your vote will be especially important at the Meeting. As you may know, Simon Nynens has notified the Company that he intends to nominate four candidates to the Board for election as directors at the Meeting in connection with an anticipated solicitation by Mr. Nynens, Shepherd Kaplan Krochuk, LLC, David Shepherd, David Kaplan, Timothy Krochuk, North & Webster SSG, LLC, and Samuel Kidston (collectively, the “N&W Group”).

The Board does NOT endorse the election of any of the N&W Group’s nominees and strongly urges you NOT to sign or return any proxy card sent to you by the N&W Group. If you have previously submitted a proxy card sent to you by the N&W Group, you can revoke that proxy and have your shares voted for our Board’s nominees and on the other matters to be voted on at the Meeting by completing, signing, dating and returning the enclosed WHITE proxy card or by following the instructions provided on the WHITE proxy card to submit a proxy over the Internet or by telephone or by appearing at the Meeting and voting your shares in person.

Our slate of Board nominees has the right mix of professional achievement, skills, experiences and reputations that qualify each of the Company’s nominees to serve as stockholder representatives overseeing the management of the Company. We are committed to engaging with our stockholders and continuing to respond to stockholder inquiries about the Company, and we believe we are in the best position to oversee the execution of our long-term strategic plan to grow and realize stockholder value. The Board unanimously recommends that you vote “FOR” the election of Messrs. Jeffrey Geygan, John McCarthy, Andy Bryant, Ross Crane, and Dale Foster and Mses. Diana Kurty and Carol DiBattiste.

After reading the Notice of Annual Meeting of Stockholders and the proxy statement, please mark your votes on the accompanying WHITE proxy card or voting instruction form, sign it and promptly return it in the accompanying postage-paid envelope. You may also vote by Internet or telephone as instructed in the proxy statement or on the WHITE proxy card or voting instruction form. Please vote by whichever method is most convenient for you to ensure that your shares are represented at the Meeting.

You may receive proxy solicitation materials from the N&W Group, including proxy statements and proxy cards. The Board recommends that you disregard them. We are not responsible for the accuracy of any information provided by or relating to N&W Group or the nominees contained in any proxy solicitation materials filed or disseminated by, or on behalf of, the N&W Group or any other statements that the N&W Group or its representatives have made or may otherwise make. The Board, including all of its independent directors, strongly urges you NOT to sign or return any proxy card sent to you by or on behalf of the N&W Group. Again, if you have previously submitted a proxy card sent to you by or on behalf of the N&W Group, you can revoke that proxy and vote for your Board’s nominees and on the other matters to be voted on at the Meeting by using the enclosed WHITE proxy card or voting by Internet or telephone by following the instructions specified on the WHITE proxy card.

It is very important that your shares be represented at the Meeting. Whether or not you plan to attend, we hope you will vote as soon as possible. You may vote by submitting your proxy over the Internet, as well as by telephone, or by mailing the WHITE proxy card or voting instruction form. Returning the proxy or voting by Internet or telephone does not deprive you of your right to attend the Meeting and to vote your shares in person.

We look forward to seeing you at the Meeting. Your vote and participation, no matter how many or how few shares you own, are very important to us. Your cooperation is greatly appreciated.

Important Information About the Location of the Meeting

As a precaution due to the outbreak of Coronavirus Disease 2019 (COVID-19), we are planning for the possibility that we will conduct a virtual annual meeting. If we decide to take this step, we will announce it in advance as promptly as practicable. Details on how to participate will be issued by press release, posted on our website at www.waysidetechnology.com and filed with the U.S. Securities and Exchange Commission. Please monitor our website for updated information concerning the location of the Meeting and be sure to check the website prior to attending the Meeting. In the event the Meeting is held virtually, it will be important to retain the control numbers set forth on your WHITE proxy card or voting instruction form in order to verify your identity when accessing the virtual meeting. As always, we encourage you to vote your shares prior to the Meeting.

By Order of the Board of Directors,

Eatontown, New Jersey
,2020

The attached Notice of Annual Meeting of Stockholders and proxy statement are first being made available to stockholders beginning              , 2020. If you have any questions or require assistance in authorizing a proxy or voting your shares of common stock, please contact the Company’s proxy solicitor at the contact listed below:

509 Madison Avenue Suite 1206

New York, New York 10022

Stockholders Call Toll Free: (800) 662-5200
Banks and Brokers Call Collect: (203) 658-9400

Email: WSTG@investor.morrowsodali.com

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION – DATED MARCH 30, 2020

WAYSIDE TECHNOLOGY GROUP, INC.

4 Industrial Way West, 3rd Floor

Eatontown, New Jersey 07724

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD           , 2020

Dear Stockholders:

Notice is hereby given that the 2020 Annual Meeting of Stockholders (the “Meeting”) of Wayside Technology Group, Inc., a Delaware corporation (the “Company”) is scheduled to be held at the Company’s headquarters, 4 Industrial Way West, 3rd Floor, Eatontown, New Jersey 07724, on          , 2020 at                [a.m./p.m.], local time, for the following purposes, which are more fully described in the accompanying proxy statement:

1.	To vote upon on the election of seven directors to the Company’s Board of Directors (the “Board”), each to serve until the next annual meeting of stockholders and until his or her successor is duly elected and qualified (Proposal 1);

2.	To vote upon a non-binding, advisory resolution to approve the executive compensation of the Company’s named executive officers (Proposal 2); and

3.	To vote upon the ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2020 (Proposal 3).

Stockholders may also consider and take action upon such other matters as may properly come before the Meeting and any adjournment thereof.

The Board recommends a vote “FOR” each of the seven nominees for directors named in the accompanying proxy statement and a vote “FOR” each of Proposal 2 and 3 on the enclosed WHITE proxy card.

The close of business on             , 2020 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and any adjournment thereof. The Meeting may be adjourned from time to time. At any adjourned meeting, action with respect to matters specified in this notice may be taken without further notice to stockholders, unless required by law or the Company’s Restated Bylaws (the “Bylaws”).

Commencing ten days prior to the Meeting, a complete list of stockholders will be open to the examination of any stockholder for any purpose germane to the Meeting, during ordinary business hours, at the Company’s headquarters, 4 Industrial Way West, 3rd Floor, Eatontown, New Jersey 07724. A complete list of stockholders will also be open to the examination of any stockholder at the Meeting. The transfer books of the Company will not be closed.

All stockholders are cordially invited to attend the Meeting. Whether or not you expect to attend, we encourage you to submit your proxy as soon as possible using one of three convenient methods by (i) accessing the Internet site described in the WHITE proxy card or voting instruction form provided to you, (ii) calling the toll-free number in the WHITE proxy card or voting instruction form provided to you, or (iii) completing, signing, dating and returning the enclosed WHITE proxy card promptly in the accompanying envelope, which requires no postage if mailed in the United States, or voting instruction form provided to you. You are urged to complete and submit the enclosed WHITE proxy card, even if your shares were sold after the             , 2020 record date.

If your brokerage firm, bank, broker-dealer or other similar organization is the holder of record of your shares (i.e., your shares are held in “street name”), you will receive a voting instruction form from the holder of record. You must provide voting instructions by filling out the voting instruction form in order for your shares to be voted. We recommend that you instruct your broker or other nominee to vote your shares on the enclosed WHITE proxy card. The proxy is revocable and will not affect your right to vote in person if you attend the Meeting.

Anyone acting as proxy agent for a stockholder must present a proxy card that has been properly executed by the stockholder, that authorizes the agent to so act, and that is in form and substance satisfactory to the judges of election and consistent with the Bylaws.

Your vote will be especially important at the Meeting. Simon Nynens has notified the Company that he intends to nominate four candidates to the Board for election as directors at the Meeting in connection with an anticipated solicitation by Mr. Nynens, Shepherd Kaplan Krochuk, LLC, David Shepherd, David Kaplan, Timothy Krochuk, North & Webster SSG, LLC, Samuel Kidston (collectively, the “N&W Group”). You may receive proxy solicitation materials from the N&W Group, including proxy statements and proxy cards. The Board recommends that you disregard them. We are not responsible for the accuracy of any information provided by or relating to the N&W Group or the nominees contained in any proxy solicitation materials filed or disseminated by, or on behalf of, the N&W Group or any other statements that the N&W Group or its representatives have made or may otherwise make.

The Board, including all of its independent directors, strongly and unanimously recommends that you vote on the WHITE proxy card or voting instruction form “FOR” the election of Messrs. Jeffrey Geygan, John McCarthy, Andy Bryant, Ross Crane, and Dale Foster and Mses. Diana Kurty and Carol DiBattiste.

The nominees of the Board for election as directors of the Company are listed in the accompanying proxy statement and WHITE proxy card. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING, REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND.ACCORDINGLY, AFTER READING THE ACCOMPANYING PROXY STATEMENT, PLEASE FOLLOW THE INSTRUCTIONS ON THE ENCLOSED WHITE PROXY CARD AND PROMPTLY SUBMIT YOUR PROXY BY INTERNET, TELEPHONE OR MAIL AS DESCRIBED ON THE WHITE PROXY CARD. PLEASE NOTE THAT EVEN IF YOU PLAN TO ATTEND THE MEETING, WE RECOMMEND THAT YOU VOTE USING THE ENCLOSED WHITE PROXY CARD PRIOR TO THE MEETING TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED. EVEN IF YOU VOTE YOUR SHARES PRIOR TO THE MEETING, IF YOU ARE A RECORD HOLDER OF SHARES, OR A BENEFICIAL HOLDER WHO OBTAINS A “LEGAL” PROXY FROM YOUR BROKER, BANK, TRUSTEE, OR NOMINEE, YOU STILL MAY ATTEND THE MEETING AND VOTE YOUR SHARES IN PERSON.

Regardless of the number of shares of common stock of the Company that you own, your vote is important. Thank you for your continued support, interest and investment in Wayside Technology Group, Inc.

Important Information About the Location of the Meeting

As a precaution due to the outbreak of Coronavirus Disease 2019 (COVID-19), we are planning for the possibility that we will conduct a virtual annual meeting. If we decide to take this step, we will announce it in advance as promptly as practicable. Details on how to participate will be issued by press release, posted on our website at www.waysidetechnology.com and filed with the U.S. Securities and Exchange Commission. Please monitor our website for updated information concerning the location of the Meeting and be sure to check the website prior to attending the Meeting. In the event the Meeting is held virtually, it will be important to retain the control numbers set forth on your WHITE proxy card or voting instruction form in order to verify your identity when accessing the virtual meeting. As always, we encourage you to vote your shares prior to the Meeting.

By Order of the Board of Directors,

Jeffrey Geygan
Chairman

,2020

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING TO BE HELD ON          , 2020.

The accompanying proxy statement, the accompanying WHITE proxy card, and the Company’s Annual Report to Stockholders (including its Annual Report on Form 10-K for the fiscal year ended December 31, 2019) are available free of charge at www.proxyvote.com. Information on this website, other than this proxy statement, is not a part of this proxy statement.

Please sign, date and promptly return the enclosed WHITE proxy card in the envelope provided, or grant a proxy and give voting instructions by Internet or telephone, so that you may be represented at the Meeting. Instructions on how to vote are on your WHITE proxy card or on the voting instruction form provided by your broker.

Brokers cannot vote on any of the proposals without your instructions.

********************

The accompanying proxy statement provides a detailed description of the business to be conducted at the Meeting. We urge you to read the accompanying proxy statement, including the appendices, carefully and in their entirety.

If you have any questions concerning the business to be conducted at the Meeting, would like additional copies of our proxy statement or need help submitting a proxy for your shares, please contact Morrow Sodali LLC, the Company’s proxy solicitor:

509 Madison Avenue Suite 1206

New York, New York 10022

Stockholders Call Toll Free: (800) 662-5200
Banks and Brokers Call Collect: (203) 658-9400

Email: WSTG@investor.morrowsodali.com

Every stockholder vote is important, and we encourage you to vote promptly. To assure that your shares are represented at the Meeting, please vote your shares by completing, dating and signing the enclosed proxy and mailing it promptly in the postage-paid envelope provided, whether or not you plan to attend the Meeting. Instructions regarding submitting a proxy are contained on the WHITE proxy card. You may revoke your proxy at any time before it is voted.

WAYSIDE TECHNOLOGY GROUP, INC.

4 Industrial Way West, 3rd Floor

Eatontown, New Jersey 07724

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of Wayside Technology Group, Inc., a Delaware corporation (the “Company”) of proxies to be voted at the Annual Meeting of Stockholders (the “Meeting”) to be held at           , on           , 2020 at [a.m./p.m], local time, and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Any stockholder giving such a proxy may revoke it at any time before it is exercised by written notice to the Corporate Secretary of the Company at the above-stated address or by giving a later dated proxy. Attendance at the Meeting will not have the effect of revoking the proxy unless such written notice is given, or unless the stockholder votes by ballot at the Meeting.

The approximate date on which this proxy statement and the accompanying WHITE proxy card will first be sent or given to the Company’s stockholders is             , 2020.

QUESTIONS AND ANSWERS ABOUT THE MEETING

Why am I receiving this proxy statement?

The Board is soliciting your proxy vote for the Meeting because you owned shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), at the close of business on               , 2020 (the “Record Date”) for the Meeting, and therefore, are entitled to vote at the Meeting on the following proposals:

•	Proposal 1: The election of the seven directors to serve on the Board, each until the next annual meeting of stockholders and until his or her successor is duly elected and qualified;
•	Proposal 2: The approval of a non-binding advisory resolution to approve the compensation of the Company’s named executive officers, as described in this proxy statement; and
•	Proposal 3: The ratification of the appointment of BDO USA, LLP (“BDO”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

Stockholders may also consider and take action upon such other matters as may properly come before the Meeting and any adjournment thereof.

THE BOARD UNANIMOUSLY RECOMMENDS VOTING “FOR” THE ELECTION OF EACH OF THE BOARD’S NOMINEES ON PROPOSAL 1, “FOR” PROPOSAL 2 AND “FOR” PROPOSAL 3,

USING THE ENCLOSED WHITE PROXY CARD.

THE BOARD URGES YOU NOT TO SIGN, RETURN OR VOTE ANY PROXY CARD SENT TO YOU BY THE N&W GROUP, EVEN AS A PROTEST VOTE, AS ONLY YOUR LATEST DATED PROXY CARD WILL BE COUNTED.

Is my vote important?

Your vote will be particularly important at the Meeting. As you may know, the Company has received a notice from Mr. Nynens regarding his intent to nominate a slate comprised of four candidates for election as directors (collectively, the “Nynens Nominees”), in opposition to the seven nominees recommended by the Board. Additionally, Mr. Nynens and certain other members of the N&W Group (as defined below) are the subject of a third-party stockholder demand and subsequent lawsuit brought by the Company regarding violations of the confidentiality provision and restriction on seeking future employment with the Company imposed by a separation agreement previously entered into by Mr. Nynens and the Company. Additional details about these violations by Mr. Nynens and certain other members of the N&W Group are described in this proxy statement.

Further, the Company has received proposals from the N&W Group to acquire all of the Company’s outstanding shares, which the Company has rejected as it believes the proposals undervalue the Company and are not in the best interests of its stockholders.

The Board recommends a vote “FOR” the election of each of the director nominees named in this proxy statement on the enclosed WHITE proxy card, and strongly urges you NOT to sign or return any proxy card(s) or voting instruction form(s) that you may receive from Mr. Nynens, Shepherd Kaplan Krochuk, LLC, David Shepherd, David Kaplan, Timothy Krochuk, North & Webster SSG, LLC, and Samuel Kidston (collectively, the “N&W Group”).

To vote “FOR” all of the Board’s nominees, you must complete, sign, date and return the enclosed WHITE proxy card or follow the instructions provided in the WHITE proxy card for submitting a proxy over the Internet or by telephone or vote in person at the Meeting.

If you have previously signed any proxy card sent to you by the N&W Group in respect of the Meeting, you can revoke it by completing, signing, dating and returning the enclosed WHITE proxy card or by following the instructions provided in the WHITE proxy card for submitting a proxy to vote your shares over the Internet or by telephone or voting in person at the Meeting. Completing, signing, dating and returning any proxy card that the N&W Group may send to you, even with instructions to vote “withhold” with respect to the Nynens Nominees, will cancel any proxy you may have previously submitted to have your shares voted for the Board’s nominees as only your latest proxy card or voting instruction form will be counted. Beneficial holders who hold their shares in “street name” should follow the voting instructions provided by their bank, broker, trustee or other nominee to ensure that their shares are represented and voted at the Meeting, or to revoke prior voting instructions. The Board urges you to complete, sign, date and return only the enclosed WHITE proxy card.

When and where will the Meeting be held?

The Meeting is scheduled to be held on            , 2020, at                [a.m/p.m.] local time, at .

What happens if a change to the location of the Meeting is necessary due to exigent circumstances?

As a precaution due to the outbreak of Coronavirus Disease 2019 (COVID-19), we are planning for the possibility that we will conduct a virtual annual meeting. If we decide to take this step, we will announce it in advance as promptly as practicable. Details on how to participate will be issued by press release, posted on our website at www.waysidetechnology.com and filed with the Securities and Exchange Commission (“SEC”). Please monitor our website for updated information concerning the location of the Meeting and be sure to check the website prior to attending the Meeting. In the event the Meeting is held virtually, it will be important to retain the control numbers set forth on your WHITE proxy card or voting instruction form in order to verify your identity when accessing the virtual meeting.

Who is soliciting my vote?

The Board, on behalf of the Company, is soliciting your proxy to vote your shares of Common Stock on all matters scheduled to come before the Meeting, whether or not you attend in person. By completing, signing, dating and returning the WHITE proxy card or voting instruction form, or by submitting your proxy and voting instructions over the Internet or by telephone, you are authorizing the persons named as proxies to vote your shares of Common Stock at the Meeting as you have instructed. Proxies will be solicited on behalf of the Board by the Company’s directors, director nominees, and certain executive officers and other employees of the Company. Such persons are listed in Appendix A to this proxy statement.

Additionally, the Company has retained Morrow Sodali LLC (“Morrow Sodali”), a proxy solicitation firm, which may solicit proxies on the Board’s behalf. You may also be solicited by press releases issued by us, postings on our corporate website or other websites or otherwise. Unless expressly indicated otherwise, information contained on our corporate website is not part of this proxy statement. In addition, none of the information on the other websites, if any, listed in this proxy statement is part of this proxy statement. Such website addresses are intended to be inactive textual references only.

Will there be a proxy contest at the Meeting?

Mr. Nynens has nominated a slate of four individuals for election as directors to the Board at the Meeting. The Nynens Nominees have NOT been endorsed by the Board. You may receive proxy solicitation materials from the N&W Group, including proxy statements and proxy cards. The Board recommends that you disregard them. We are not responsible for the accuracy of any information provided by or relating to the N&W Group or the nominees contained in any proxy solicitation materials filed or disseminated by, or on behalf of, the N&W Group or any other statements that the N&W Group or its representatives have made or may otherwise make.

Our Board is pleased to nominate for election as directors the following seven persons — Jeffrey Geygan, Dale Foster, Ross Crane, Andy Bryant, John McCarthy, Diana Kurty, and Carol DiBattiste — named in this proxy statement and on the enclosed WHITE proxy card. We believe our seven nominees have the breadth of relevant and diverse experiences, integrity and commitment necessary to continue to grow the Company for the benefit of all of the Company’s stockholders.

What are the Board’s recommendations?

Our Board unanimously recommends that you vote by proxy using the WHITE proxy card with respect to the proposals as follows:

•	“FOR” the election of Messrs. Geygan, Foster, Crane, Bryant and McCarthy and Mses. Kurty and DiBattiste to serve on the Board, each until the next annual meeting of stockholders and until his or her successor is duly elected and qualified;
•	“FOR” the non-binding advisory resolution to approve the compensation of the Company’s named executive officers, as described in this proxy statement; and
•	“FOR” the ratification of the appointment of BDO as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2020.

Why is the Board making such recommendations?

We describe each proposal and the Board’s reason for its recommendation with respect to each proposal on pages [19, 35, 36] and elsewhere in this proxy statement.

Who is entitled to vote at the Meeting?

The Board has set        , 2020 as the Record Date for the Meeting. You are entitled to notice and to vote if you were a stockholder of record of Common Stock, as of the close of business on         , 2020. You are entitled to one vote on each proposal for each share of Common Stock you held on the Record Date. Your shares may be voted at the Meeting only if you are present in person or your shares are represented by a valid proxy. At the close of business on the Record Date, there were              shares of our Common Stock issued, outstanding and entitled to vote at the Meeting.

What is the difference between a stockholder of “record” and a “street name” holder?

If your shares are registered directly in your name, you are considered the stockholder of record with respect to those shares. The Company sent the proxy materials directly to you.

If your shares are held in a stock brokerage account or by a bank, trust or other nominee, then the broker, bank, trust or other nominee is considered to be the stockholder of record with respect to those shares. You are considered to be the beneficial owner of those shares and your shares are said to be held in “street name,” and the proxy materials are being forwarded to you by that organization. Street name holders generally cannot submit a proxy or vote their shares directly and must instead instruct the broker, bank, trust or other nominee how to vote their shares. If you do not provide that organization specific direction on how to vote, your shares held in the name of that organization may not be voted and will not be considered entitled to vote on any matters to be considered at the Meeting, and as such, will not be considered present at the Meeting. If you hold your shares in “street name,” please instruct your bank, broker, trust or other nominee how to vote your shares using the WHITE voting instruction form provided by your bank, broker, trust or other nominee so that your vote can be counted. The WHITE voting instruction form provided by your bank, broker or other nominee may also include information about how to submit your voting instructions over the Internet or by telephone, if such options are available. The WHITE proxy card accompanying this proxy statement will provide information regarding internet and telephone voting.

What constitutes a quorum?

The presence in person or by proxy of holders of a majority of the voting power of the outstanding stock of the Company entitled to vote at the Meeting, present in person or represented by proxy at the Meeting, constitutes a quorum, which is required to hold and conduct business at the Meeting. At the close of business on the Record Date,            shares of Common Stock were outstanding and entitled to vote at the Meeting. Shares are counted as present at the Meeting if:

•	you are present in person at the Meeting; or
•	your shares are represented by a properly authorized and submitted proxy (submitted over the Internet, by telephone or by mail).

If you are a record holder and you submit your proxy, regardless of whether you abstain from voting on one or more matters, your shares will be counted as present at the Meeting for the purpose of determining a quorum. If your shares are held in “street name,” your shares are counted as present for purposes of determining a quorum if you provide voting instructions to your broker, bank, trust or other nominee and such broker, bank, trust or other nominee submits a proxy covering your shares. In the absence of a quorum, the Meeting may be adjourned, from time to time, by a majority vote of the stockholders present in person or represented by proxy and entitled to vote, or, in the absence of all the stockholders entitled to vote, any officer entitled to preside at, or act as secretary of, such meeting, without any notice other than by announcement at the meeting, until stockholders holding the requisite amount of stock to constitute a quorum shall be present or represented.

Who can attend the Meeting?

Admission to the Meeting is limited to stockholders and their duly appointed proxy holders as of the close of business on the Record Date with proof of ownership of Common Stock, as well as valid government-issued photo identification, such as a valid driver’s license or passport. If your shares are held in “street name” and you plan to attend the Meeting, you must present proof of your ownership of Common Stock, such as a bank or brokerage account statement, as well as valid government-issued photo identification to be admitted to the Meeting. Any holder of a proxy from a stockholder must present the proxy card, properly executed, and a copy of proof of ownership as well as valid government-issued photo identification.

We will be unable to admit anyone who does not present identification or refuses to comply with our rules of conduct for the Meeting.

For security reasons, you and your bags will be subject to search prior to your admittance to the Meeting. These rules provide, among other things, that no cameras, recording equipment, electronic devices, large bags or packages will be permitted at the Meeting. You are encouraged to submit a WHITE proxy card to have your shares voted regardless of whether or not you plan to attend the Meeting.

Your vote is very important. Please submit your WHITE proxy card even if you plan to attend the Meeting.

How do I vote my shares?

The process for voting your shares depends on how your Common Stock is held. Generally, you may hold Common Stock in your name as a “stockholder of record” or in an account with a broker, bank, trust or other nominee (i.e., in “street name”). If your shares are registered in your name, you may vote your shares in person at the Meeting or by proxy whether or not you attend the Meeting. You may vote using any of the following methods:

•	By Internet — Stockholders of record may submit proxies over the Internet at www.proxyvoting.com/WSTG, as described in the Internet voting instructions on the WHITE proxy card. Most stockholders who hold shares beneficially in street name may provide voting instructions by accessing the website specified on the voting instruction forms provided by their brokers, banks, trusts or nominees. Please check the voting instruction form for Internet voting availability.

•	By Telephone — Stockholders of record may submit proxies by telephone by calling (866) 414-9273 if in the United States or Canada, as described in the telephone voting instructions on their WHITE proxy cards. Most stockholders who hold shares beneficially in street name and live in the United States or Canada may provide voting instructions by telephone by calling the number specified on the voting instruction forms provided by their brokers, banks, trusts or nominees. Please check the voting instruction form for telephone voting availability.

•	By Mail — Stockholders of record may submit proxies by completing, signing and dating the WHITE proxy cards and mailing them in the accompanying pre-addressed envelopes. Stockholders who hold shares beneficially in street name may provide voting instructions by mail by completing, signing and dating the voting instruction forms provided by their brokers, banks, trusts or other nominees and mailing them in the accompanying pre-addressed envelopes.

•	In Person at the Meeting — Shares held in your name as the stockholder of record may be voted in person at the Meeting. Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, bank, trust or other nominee that holds your shares as of the Record Date, indicating that you were a beneficial owner of shares as of the close of business on such date and the number of shares that you beneficially owned at that time.

Even if you plan to attend the Meeting, we recommend that you also submit your proxy or voting instructions by Internet, telephone or mail so that your vote will be counted if you later decide not to attend the Meeting. The Internet and telephone voting facilities will close at 11:59 p.m. ET for stockholders of record and 11:59 p.m. ET for shares held beneficially in street name on            , 2020. Stockholders who submit a proxy by Internet or telephone need not return a proxy card or the form forwarded by your broker, bank, trust or other holder of record by mail.

If you have any questions or require assistance in submitting a proxy for your shares, please call Morrow Sodali at (800) 662-5200 (toll free for stockholders) or (203) 658-9400 (call collect for banks and brokers).

How can I change my vote or revoke my proxy?

As a stockholder of record, if you submit a proxy, you may revoke that proxy at any time before it is voted at the Meeting. Stockholders of record may revoke a proxy prior to the Meeting by (i) delivering a written notice of revocation that is dated later than the date of your proxy to the attention of the Corporate Secretary at our offices at 4 Industrial Way West, 3rd Floor, Eatontown, New Jersey 07724, (ii) signing and delivering a later-dated proxy over the Internet, by telephone or by mail, that we receive no later than 11:59 p.m. ET on           , 2020 or (iii) attending and voting in person at the Meeting. Attendance at the Meeting will not, by itself, revoke a proxy.

If your shares are held in the name of a broker, bank, trust or other nominee, you may change your voting instructions by following the instructions of your broker, bank, trust or other nominee. You may also vote in person at the Meeting if you obtain a legal proxy from your broker, bank, trust or other nominee which holds your shares in street name.

If you have previously submitted a proxy card sent to you by the N&W Group, you may change your vote by completing and returning the enclosed WHITE proxy card in the accompanying postage-paid envelope or by voting over the Internet or by telephone by following the instructions on your WHITE proxy card. Submitting a proxy card sent to you by the N&W Group will revoke votes you have previously made via the Company’s WHITE proxy card.

Has the Company received notice from one or more stockholders that they are intending to nominate director candidates or bring proposals at the Meeting?

Yes. Based on their recently available public filings, the N&W Group has indicated beneficial ownership of 261,631 shares of our Common Stock (representing approximately 5.8% of outstanding Common Stock), and Mr. Nynens has delivered notice to the Company of his intention to nominate four candidates to the Board for election as directors in opposition to the seven nominees recommended by the Board. Additionally, Mr. Nynens and certain other members of the N&W Group are the subject of a stockholder demand and subsequent lawsuit brought by the Company regarding violations of the confidentiality provision and restriction on seeking future employment with the Company imposed by a separation agreement previously entered into by Mr. Nynens and the Company. Additional details about these violations by Mr. Nynens and certain other members of the N&W Group are described in this proxy statement.

What does it mean if I receive more than one notice from the Company or WHITE proxy card?

Because Mr. Nynens has submitted the Nynens Nominees to the Board in opposition to the slate proposed by the Board, we may conduct multiple mailings prior to the Meeting to ensure stockholders have our latest proxy information and materials to vote. In that event, we will send you a new WHITE proxy card or voting instruction form with each mailing, regardless of whether you have previously voted. You may also receive more than one set of proxy materials, including multiple WHITE proxy cards, if you hold shares that are registered in more than one account—please vote the WHITE proxy card for every account you own. The latest dated proxy you submit will be counted, and IF YOU WISH TO VOTE AS RECOMMENDED BY THE BOARD, THEN YOU SHOULD ONLY SUBMIT WHITE PROXY CARDS.

What should I do if I receive a proxy card from the N&W Group?

Mr. Nynens has nominated a slate of four individuals for election as directors to the Board in opposition to the seven nominees proposed by the Board. We expect that you may receive proxy solicitation materials from the N&W Group, including opposition proxy statements and proxy cards. The Board strongly urges you NOT to sign or return any proxy cards or voting instruction forms that you may receive from the N&W Group, including to vote “withhold” with respect to the Nynens Nominees. We are not responsible for the accuracy of any information provided by or relating to the N&W Group or the Nynens Nominees contained in any proxy solicitation materials filed or disseminated by, or on behalf of, the N&W Group or any other statements that the N&W Group or its representatives have made or may otherwise make. If you have already voted using the proxy card provided by the N&W Group, you have every right to change your vote by completing and returning the enclosed WHITE proxy card or by voting over the Internet or by telephone by following the instructions provided on the enclosed WHITE proxy card or voting instruction form. Only the latest proxy you submit will be counted. If you vote “withhold” on the Nynens Nominees using the proxy card sent to you by the N&W Group, your vote will not be counted as a vote for any of the director nominees recommended by the Board, but will result in the revocation of any previous vote you may have cast on the WHITE proxy card. If you wish to vote pursuant to the recommendation of the Board, you should disregard any proxy card that you receive other than the WHITE proxy card. If you have any questions or need assistance voting, please call Morrow Sodali at (800) 662-5200 (toll free for stockholders) or (203) 658-9400 (call collect for banks and brokers).

How will my shares be voted?

Stockholders of record as of the close of business on                , 2020, the Record Date, are entitled to one vote for each share of Common Stock held on each matter to be voted upon at the Meeting. All shares entitled to vote and represented by properly submitted proxies received before the polls are closed at the Meeting, and not revoked or superseded, will be voted at the Meeting in accordance with the instructions indicated on those proxies. Where a choice has been specified on the WHITE proxy card with respect to the proposals, the shares represented by the WHITE proxy card will be voted as you specify. If you return a validly executed WHITE proxy card without indicating how your shares should be voted on a matter and you do not revoke your proxy, your proxy will be voted: “FOR” the election of the seven Board nominees set forth on the WHITE proxy card (Proposal 1); “FOR” the non-binding, advisory resolution approving the compensation of the Company’s named executive officers (Proposal 2); and “FOR” the ratification of the appointment of BDO as our independent registered public accounting firm for the fiscal year ended December 31, 2020 (Proposal 3).

What happens if I do not specify how I want my shares voted? What is discretionary voting? What is a broker non-vote?

As a stockholder of record, if you properly complete, sign, date and return a WHITE proxy card or voting instruction form, your shares of Common Stock will be voted as you specify. However, if you submit a signed WHITE proxy card or submit your proxy by telephone or Internet and do not specify how you want your shares voted, the persons named as proxies will vote your shares:

•	“FOR” the election of the seven Board nominees listed on the WHITE proxy card (i.e., Messrs. Geygan, Foster, Crane, Bryant and McCarthy and Mses. Kurty and DiBattiste), each to serve on the Board until the next annual meeting of stockholders and until his or her respective successor is duly elected and qualified;
•	“FOR” the non-binding, advisory resolution approving the compensation of the Company’s named executive officers, as described in this proxy statement; and
•	“FOR” the ratification of the appointment of BDO as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2020.

A “broker non-vote” occurs when a nominee holding shares for a beneficial owner has not received voting instructions from the beneficial owner and the nominee does not have discretionary authority to vote the shares. If you hold your shares beneficially in street name and do not provide voting instructions to your broker or other nominee, your shares will be considered to be broker non-votes and will not be voted on any proposal on which your broker nominee does not have discretionary authority to vote.

To the extent that the N&W Group provides a proxy card to stockholders in street name, none of the proposals at the Meeting are considered a discretionary matter. As a result, if you hold your shares beneficially in street name, then we encourage you to provide voting instructions to the bank, broker, trust or other nominee that holds your shares by carefully following the instructions provided in their notice to you.

What is the effect of abstentions and broker non-votes on voting?

Abstentions will be counted as present at the Meeting for the purpose of determining a quorum. Because each director nominee will require more “FOR” votes than the director nominee(s) who receive the least number of votes in order to be elected, “withhold” votes have no effect on the outcome of Proposal 1. Abstentions may not be specified with respect to Proposal 1. To approve the advisory votes on the compensation of the Company’s named executive officers and to ratify the appointment of BDO as the Company’s independent registered public accounting firm for 2020, if a quorum is present, the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Meeting and entitled to vote is required for approval. As a result, abstention votes will have the same effect as a vote against such matters.

A broker non-vote occurs when the broker is unable to vote on a proposal because the proposal is not routine and the stockholder who owns the shares in “street name” has not provided any voting instructions to the broker on that matter. The New York Stock Exchange (“NYSE”) rules determine whether proposals are routine or not routine. If a proposal is routine, a broker holding shares for an owner in street name may vote on the proposal without voting instructions. Because we are facing a contested election, the NYSE rules governing brokers’ discretionary authority do not permit brokers to exercise discretionary voting power regarding any of the proposals to be voted on at the Meeting. As a result, brokers are not entitled to vote on any of the proposals at the Meeting without receiving voting instructions from the beneficial owners, and thus the underlying shares will not be counted for establishing the presence of a quorum, and will have no effect on the outcome of Proposals 1, 2 or 3. If you do not provide voting instructions to your bank, broker, trustee or other nominee holding shares of Common Stock for you, your shares will not be voted with respect to any proposal. We therefore encourage you to provide voting instructions on a WHITE proxy card or the voting instruction form provided by the bank, broker, trustee or other nominee that holds your shares, in each case by carefully following the instructions provided.

Could other matters be decided at the Meeting?

We do not expect any other items of business will be presented for consideration at the Meeting other than those described in this proxy statement. However, by completing, signing, dating and returning a WHITE proxy card or submitting your proxy or voting instructions over the Internet or by telephone, you will give to the persons named as proxies discretionary voting authority with respect to any matter that may properly come before the Meeting, and of which we did not have notice at least by March 12, 2020, which is 45 days before the anniversary date on which we first sent the proxy materials for the 2019 annual meeting of stockholders, and such persons named as proxies intend to vote on any such other matter in accordance with their best judgment.

Who will count the votes?

All votes will be tabulated as required by Delaware law, the state of our incorporation, by the independent inspector of election appointed for the Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Shares held by persons attending the Meeting but not voting and shares represented by proxies that reflect abstentions as to one or more proposals will be counted as present for purposes of determining a quorum. Broker non-votes will not be counted as present for purposes of determining a quorum.

When will the voting results be announced?

The final voting results will be reported in a Current Report on Form 8-K, which will be filed with the SEC within four business days after the Meeting. If our final voting results are not available within four business days after the Meeting, we will file a Current Report on Form 8-K reporting the preliminary voting results and subsequently file the final voting results in an amendment to the Current Report on Form 8-K within four business days after the final voting results are known to us.

What vote is required with respect to the proposals?

Election of Directors. Pursuant to our Bylaws, the affirmative vote of a plurality of the shares of Common Stock present in person or represented by proxy entitled to vote at the Meeting is necessary for the election of directors under Proposal 1 at the Meeting. This means that, among the Board’s nominees and the Nynens Nominees, the nominees receiving the highest number of “FOR” votes of the shares entitled to be voted in the election of directors will be elected. You may vote “FOR” all Board nominees, “WITHHOLD” your vote as to all Board nominees, or “FOR ALL” Board nominees except the specific nominee from whom you “WITHHOLD” your vote. There is no “against” option. Shares voting “withhold” are counted for purposes of determining a quorum. However, if you withhold authority to vote with respect to the election of any or all of the nominees, your shares will not be voted with respect to those nominees indicated. Therefore, “withhold” votes will not affect the outcome of the election of directors. Brokers do not have discretionary authority to vote on the election of directors. Broker non-votes and “withhold votes” will have no effect on the outcome of Proposal 1. Proxies may not be voted for more than the number of director nominees listed on the submitted proxy card and stockholders may not cumulate votes.

Non-binding Resolution to Approve Compensation for Named Executive Officers. The approval of a non-binding, advisory resolution approving the compensation of the Company’s named executive officers requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Meeting and entitled to vote. You may vote “FOR,” “AGAINST” or “ABSTAIN.” If you “ABSTAIN” from voting on Proposal 2, the abstention will have the same effect as an “AGAINST” vote. While the vote on Proposal 2 is advisory, and will not be binding on the Company or the Board, the Board will review the results of the voting on this proposal and take it into consideration when making future decisions regarding executive compensation as we have done in this and previous years.

Ratification of Auditors. The ratification of the appointment of BDO requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Meeting and entitled to vote. You may vote “FOR,” “AGAINST” or “ABSTAIN.” If you “ABSTAIN” from voting on Proposal 2, the abstention will have the same effect as an “AGAINST” vote.

Who will pay for the solicitation of proxies?

The Company will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this proxy statement, the WHITE proxy card, the Notice of Annual Meeting of Stockholders and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding shares of our Common Stock in their names that are beneficially owned by others to forward to those beneficial owners. We may reimburse persons representing beneficial owners for their costs of forwarding the solicitation materials to the beneficial owners. Original solicitation of proxies may be supplemented by telephone, facsimile, electronic mail or personal solicitation by our directors, officers or staff members. Other than the persons described in this proxy statement, no general class of employee of the Company will be employed to solicit stockholders in connection with this proxy solicitation. However, in the course of their regular duties, employees may be asked to perform clerical or ministerial tasks in furtherance of this solicitation. No additional compensation will be paid to our directors, officers or staff members for such services. We have retained Morrow Sodali to act as our proxy solicitor in conjunction with the Meeting. We have agreed to pay Morrow Sodali $             , plus reasonable out-of-pocket expenses for proxy solicitation services. Morrow Sodali expects that approximately                 of its employees will assist in the solicitation.

Our aggregate expenses, including legal fees for attorneys, accountants, public relations and other advisors, printing, advertising, postage, transportation, litigation and other costs incidental to the solicitation, but excluding (i) costs normally expended for a solicitation for an election of directors in the absence of a proxy contest and (ii) costs represented by salaries and wages of Company employees and officers, are expected to be approximately $         , of which $                has been incurred as of the date of this proxy statement.

Appendix A sets forth information relating to our directors, director nominees, as well as certain of our officers and employees who are considered “participants” in our solicitation under the rules of the SEC by reason of their position as directors and director nominees of the Company or because they may be soliciting proxies on our behalf.

Do I have appraisal or dissenters’ rights?

None of the applicable Delaware law, our Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), nor our Bylaws, provide for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals set forth in this proxy statement. Accordingly, you will have no right to dissent and obtain payment for your shares in connection with such proposals.

Whom should I call if I have questions about the Meeting?

Morrow Sodali is assisting us with our effort to solicit proxies. If you have any questions concerning the business to be conducted at the Meeting, would like additional copies of this proxy statement or need help submitting a proxy for your shares, please contact Morrow Sodali:

509 Madison Avenue Suite 1206

New York, NY 10022

Stockholders Call Toll Free: (800) 662-5200
Banks and Brokers Call Collect: (203) 658-9400

Email: WSTG@investor.morrowsodali.com

THE BOARD UNANIMOUSLY RECOMMENDS VOTING “FOR” THE ELECTION OF EACH

OF THE BOARD’S NOMINEES ON PROPOSAL 1, “FOR” PROPOSAL 2 AND “FOR” PROPOSAL 3, USING THE ENCLOSED WHITE PROXY CARD OR VOTING INSTRUCTION FORM.

THE BOARD URGES YOU NOT TO SIGN, RETURN OR VOTE ANY PROXY CARD OR VOTING INSTRUCTION FORM SENT TO YOU BY THE N&W GROUP EVEN AS A PROTEST VOTE,

AS ONLY YOUR LATEST DATED PROXY CARD WILL BE COUNTED.

BACKGROUND OF THE SOLICITATION

On May 11, 2018, Simon Nynens voluntarily resigned as President and Chief Executive Officer of the Company, and as a member of the Board and Chairman of the Board, and entered into a separation agreement with the Company, dated May 11, 2018 (the “Nynens Separation Agreement”), where he had served as Chief Executive Officer for twelve years. Pursuant to the Nynens Separation Agreement, Mr. Nynens agreed, among other provisions, (i) to treat the Company’s confidential information as strictly confidential, (ii) to not disclose the Company’s confidential information to anyone outside of the Company, (iii) to not use the Company’s confidential information after his termination from the Company and (iv) to not seek future employment with the Company. In return, Mr. Nynens received generous separation benefits from the Company, amounting to approximately $2.444 million in value.

On June 17, 2019, Simon Nynens filed a Schedule 13D, disclosing, among other things, that an initial Schedule 13D should have been filed as of August 15, 2006, and subsequent amendments to the initial filing should have been made as of May 5, 2009, February 9, 2010, August 6, 2012, November 5, 2014, February 5, 2016, November 8, 2016, February 5, 2018 and May 16, 2018.

On July 10, 2019, the Company issued a press release announcing the appointment of Andy Bryant as a director of the Company, effective July 9, 2019. Mr. Bryant was also appointed as a member of the Audit, Compensation and Nominating and Corporate Governance Committees of the Board.

Also on July 10, 2019, at the request of SKK and N&W, Jeffrey Geygan, Chairman of the Board, met with Timothy Krochuk, a representative of SKK, and Samuel Kidston and Dennis Crowley, representatives of N&W, to learn of their interest in making an offer to purchase the Company. Mr. Geygan advised Messrs. Krochuk, Kidston and Crowley to include their source of funding and specific terms of the offer with their proposal.

On July 15, 2019, the Company received a letter from SKK and N&W announcing an unsolicited bid to acquire the Company for $14.37 per share (the “July 15 Proposal”), which reflected an approximate 32.8% premium over the Company’s adjusted closing stock price on July 12, 2019, one trading day earlier. The July 15 Proposal was subject to a number of contingencies, including the need for SKK and N&W to secure financing to complete a transaction.

On July 22, 2019, the Company responded to the July 15 Proposal, explaining that the July 15 Proposal had been received, and that upon thorough review and careful consideration, the Board concluded that it did not present a compelling value proposition and was not representative of the Company’s actual fair market value.

On July 23, 2019, John McCarthy, independent director of the Company, met with representatives of SKK and N&W, including Messrs. Kidston and Crowley. During the meeting, Mr. McCarthy asked the SKK and N&W representatives about the sources of financing for the July 15 Proposal.

On July 29, 2019, the Company received a letter from SKK and N&W, expressing disappointment in the Company’s response to the July 15 Proposal and requesting a meeting with the entire Board (the “July 29 Letter”). The July 29 Letter did not address Mr. McCarthy’s question about the sources of financing for the July 15 Proposal.

On July 31, 2019, the Company responded to the July 29 Letter, informing SKK and N&W that the Board would be unable to meet with SKK and N&W due to a full agenda for upcoming scheduled Board meetings, though directed SKK and N&W to review the Company’s forthcoming quarterly earnings report.

On August 23, 2019, the Company received another unsolicited offer from SKK and N&W, proposing to acquire the Company for $16.38 per share (the “August 23 Proposal”), which reflected an approximate 18.1% premium over the Company’s closing stock price one day earlier, and requesting members of the Board and management to enter into voting and support agreements in connection with the execution of a definitive merger agreement. The August 23 Proposal, similar to the July 15 Proposal, was subject to a number of contingencies, including the need for SKK and N&W to secure financing to complete a transaction.

On August 30, 2019, the Company responded to the August 23 Proposal after a thorough review, and explained that the offer, they believed, failed to reflect the intrinsic or projected value of the business and a failure to further the interests of the Company or its stockholders. The Company informed SKK and N&W of the initiatives taken by the Company to position the Company for enhanced value and continued stockholder growth.

On November 27, 2019, SKK, N&W, and Messrs. Shepherd, Kaplan, Krochuk and Kidston (collectively, the “SKK 13D Group”) entered into a Joint Filing Agreement and filed a Schedule 13D with the SEC, disclosing an aggregate 5.8% ownership stake in the Company. Also on November 27, 2019, Mr. Nynens entered into an agreement with SKK and N&W (the “November 27 Agreement”), granting SKK an irrevocable proxy to vote his shares of Common Stock (i) in favor of any acquisition proposal by SKK, (ii) against any third-party acquisition, and (iii) as directed by SKK with respect to the election of directors nominated by persons other than the Company. The November 27 Agreement also provides that, upon the consummation of the acquisition by an SKK-controlled entity of up to 100% of the outstanding capital stock of the Company, Nynens be appointed as Executive Chairman of the Company at an annual base salary of $250,000 in addition to stock option grants or comparable equity awards representing three percent (3%) of the outstanding equity of the Company, and for a minimum term of three (3) years.

On December 2, 2019, the Company issued a press release, commenting on the Schedule 13D filing of the SKK 13D Group and noting the Board’s continued commitment to constructive engagement with stockholders while pursuing its objective of increasing long-term value. The Company also noted that it had engaged with principals of SKK and N&W in recent months, both via correspondence and in person.

On December 10, 2019, SKK and N&W sent a letter to Michael Vesey, Vice President and Chief Financial Officer of the Company, renewing its August 23 Proposal to acquire the Company on the same terms it had previously offered in the August 23 Proposal (the “December 10 Proposal”), which reflected an approximate 12.3% premium over the Company’s stock price one day earlier. The December 10 Proposal, similar to the August 23 and July 15 Proposals, was subject to a number of contingencies, including the need for SKK and N&W to secure financing to complete a transaction. The December 10 Proposal expired by its own terms on December 16, 2019.

The following day, the SKK 13D Group filed Amendment No. 1 to its Schedule 13D, describing the December 10 Proposal, despite the December 10 Proposal’s request that the Company keep the proposal strictly confidential.

On December 11, 2019, the Company issued a press release and filed a Form 8-K with the SEC announcing the appointment of Ross Crane as a director of the Company.

On December 12, 2019, the Company issued a press release announcing that it had received and was carefully reviewing the December 10 Proposal, consistent with its fiduciary duties and in consultation with its advisors, and in accordance with the best interests of the Company and its stockholders.

Also on December 12, 2019, Mr. Nynens filed Amendment No. 2 to his Schedule 13D, disclosing the December 10 Proposal.

On December 13, 2019, the Company arranged a teleconference with Messrs. Vesey, Foster, Bryant, Crowley and Kidston in response to a request from Mr. Crowley to provide additional information regarding the December 10 Proposal.

On December 20, 2019, Mr. Nynens delivered a nomination notice to the Company regarding his intent to nominate Kim J. McCauley, Delynn Copley, Dennis M. Crowley, III and Nilesh Shah at the Meeting (the “Nomination Notice”).

On December 23, 2019, the SKK 13D Group filed Amendment No. 2 to its Schedule 13D disclosing the Nomination Letter and stating that it sought to engage in discussions with the Company’s management and Board about its composition, the Company’s financial position and other means of enhancing stockholder value, including the potential sale of the Company. Mr. Nynens filed Amendment No. 3 to his Schedule 13D, disclosing and stating the same.

On December 27, 2019, the Company responded to the Nomination Notice, requesting additional information required by the Company’s Certificate of Incorporation and Section 14 of the Securities and Exchange Act of 1934 (“Exchange Act”).

On January 3, 2020, the Company engaged Stifel Financial Corporation (“Stifel”) to act as financial advisor to the Board in connection with its evaluation of the December 10 Proposal.

On January 15, 2020, the Company announced in a press release that Dale Foster, then President of the Company’s Lifeboat Distribution business, had been promoted to Chief Executive Officer of the Company and was appointed as a director of the Company, effective immediately. In connection with Mr. Foster’s appointment, the Board expanded to seven seats, including six independent directors, four of which joined the Board in the past two years.

On January 20, 2020, Mr. Vesey sent an e-mail to counsel for SKK and N&W, offering to schedule interviews with each of the nominees submitted by Mr. Nynens.

On January 22, 2020, the Company received a letter from one of its stockholders demanding that the Board investigate and bring an action against Mr. Nynens for breaches of certain restrictive covenants contained in the Nynens Separation Agreement, including his covenant not to seek future employment with the Company (the “Shareholder Derivative Demand”).

On January 24, 2020, Mr. Kidston responded to Mr. Vesey, requesting a call with Andy Bryant, the chair of the Nominating and Corporate Governance Committee, and/or Mr. Geygan, the Chairman of the Board, to understand the process the Board uses to review nominations.

On January 30, 2020, Mr. Vesey sent a response email to Mr. Kidston, explaining the process the Nominating and Corporate Governance Committee uses to evaluate nominees, and offering to accommodate an initial interview with the N&W Group’s nominees via teleconference, or meeting in-person at a central location.

On January 31, 2020, Mr. Kidston sent an e-mail to Mr. Vesey, requesting to speak to Messrs. Vesey, Foster and Bryant regarding the director nomination process.

On February 3, 2020, Mr. Vesey sent an email to Mr. Kidston pointing out the procedures for director nominations in the Company’s proxy statement for the 2019 Annual Meeting of Stockholders and requesting that he submit any specific questions via email so they could be properly addressed.

On February 7, 2020, Mr. Kidston again requested a call to discuss the interview process for director nominees. Mr. Vesey arranged for a phone call on February 10, 2020.

On February 10, 2020, Mr. Vesey held a phone call with Mr. Kidston, during which he confirmed for Mr. Kidston that the Company’s proxy statement for the 2019 Annual Meeting of Stockholders outlines the director nomination process, and reiterated Mr. Bryant’s interest in interviewing the N&W Group’s candidates as part of the assessment process outlined in the proxy statement. Mr. Kidston indicated that he would reach out to Mr. Vesey regarding the scheduling of interviews on February 12, 2020, but did not.

Also on February 10, 2020, SKK and N&W spoke with representatives of the Company’s financial advisor to discuss the December 10 Proposal.

On February 11, 2020, after extensive measures to evaluate the December 10 Proposal, including engaging Stifel to act as financial advisor to the Board, the Company responded to the N&W Group, stating that the expired December 10 Proposal would not have been in the best interests of the Company’s stockholders because the December 10 Proposal undervalues the Company, and did not serve as a basis for further diligence or discussion.

On February 12, 2020, after conducting an investigation, and in response to the Shareholder Derivative Demand, the Company sent Mr. Nynens, SKK, and N&W cease and desist letters outlining Mr. Nynens’s breaches of the Nynens Separation Agreement, as well as SKK’s and N&W’s inducement of those breaches. The Company’s letters demanded that Mr. Nynens, SKK, and N&W take immediate corrective actions, including terminating their mutual agreement and ceasing the sharing and use of the Company’s confidential information. Mr. Nynens, SKK, and N&W did not agree to comply with the Company’s requests set forth in the demand letters.

On February 14, 2020, after conducting an investigation, and in response to the Shareholder Derivative Demand, the Company filed a lawsuit against Mr. Nynens and the SKK 13D Group in the Superior Court of New Jersey Monmouth County, asserting claims against Mr. Nynens for alleged breaches of the Nynens Separation Agreement, including for violating his covenant not to seek future employment with the Company, and claims against the SKK 13D Group for tortious interference for inducing Mr. Nynens to commit these breaches. In connection with its claims, the Company is seeking monetary damages, injunctive relief and a declaratory judgment against Mr. Nynens, SKK, and N&W

On February 19, 2020, counsel for SKK and N&W attended a call with the Company’s counsel to express their interest in a potential resolution of the contested election and pending litigation.

On February 24, 2020, further to the February 19 call, counsel for SKK and N&W provided the Company’s counsel a proposed term sheet, which the Company’s counsel advised it would review with the Company.

On March 3, 2020, the Company’s counsel provided comments on the February 24 settlement proposal to counsel for SKK and N&W.

On March 4, 2020, the Company filed its Form 10-K with the SEC for the year ended December 31, 2019, reporting a revenue of $208.8 million, an increase of 15.1% from the previous year, and diluted earnings per share of $1.51 for the year, an increase of 93.6% from the previous year.

On March 9, 2020, the Company’s counsel and counsel for SKK and N&W met telephonically to discuss the Company’s February 24 settlement counterproposal. During that call, the parties failed to agree on certain key terms, and SKK and N&W did not present a counterproposal.

On March 13, 2020, the Company announced that Mike Faith notified the Board that he would not be standing for re-election as a director at the Meeting.

On March 16, 2020, the Company announced that it nominated Carol DiBattiste for election as a director at the Meeting.

On March 17, 2020, Mr. Foster received a call from Dennis Crowley and they discussed whether the parties might reach a cooperation framework to resolve the ongoing proxy fight and the lawsuit filed against Mr. Nynens, SKK and N&W as a result of the Shareholder Derivative Demand. No resolution was agreed upon during the call.

On March 18, 2020, Mr. McCarthy called Mr. Crowley to discuss resolution of the proxy contest and pending litigation. During the conversation, Mr. McCarthy explained that the Company would not be delivering another settlement proposal because SKK and N&W had not yet responded to the Company’s last proposal. Mr. McCarthy noted, however, that the Company remained open to the possibility of a resolution.

On that same date, the Company also sent supplemental discovery requests relating to the litigation to the joint counsel of Mr. Nynens, SKK and N&W (which is a different law firm than counsel for SKK and N&W as referenced elsewhere in this “Background” section).

On March 23, 2020, the Company’s counsel sent an email to counsel for SKK and N&W. The email stated that the Company would welcome a counterproposal from SKK and N&W. The email also stated that the Company would be willing to consider a counterproposal that involved a buy-back of Mr. Nynens’s shares.

On March 30, 2020, the Company filed a preliminary proxy statement with the SEC.

OUR BOARD STRONGLY URGES YOU NOT TO SIGN OR RETURN ANY PROXY CARD OR VOTING INSTRUCTION FORM THAT YOU MAY RECEIVE FROM THE N&W GROUP, EVEN TO VOTE “WITHHOLD” WITH RESPECT TO THE NYNENS NOMINEES, AS DOING SO WILL CANCEL ANY PROXY YOU MAY HAVE PREVIOUSLY SUBMITTED TO HAVE YOUR SHARES VOTED FOR THE BOARD’S PROPOSED SLATE ON A WHITE PROXY CARD, AS ONLY YOUR LATEST PROXY CARD OR VOTING INSTRUCTION FORM WILL BE COUNTED.

VOTING SECURITIES

Only holders of shares of Common Stock of record at the close of business on , 2020 are entitled to vote at the Meeting. On the Record Date,       shares of Common Stock were issued and outstanding. In addition, on the Record Date,            shares were held in treasury by the Company and deemed issued but not outstanding. Each outstanding share of Common Stock entitles the holder thereof to one vote upon all matters to be acted upon at the Meeting. The presence in person or by proxy of holders of a majority of the voting power of the outstanding shares of Common Stock entitled to vote at the Meeting, present in person or represented by proxy at the Meeting, shall constitute a quorum.

The affirmative vote of a plurality of the shares of Common Stock present in person or represented by proxy entitled to vote at the Meeting is necessary to elect the nominees for election as directors. Accordingly, shares not voted in the election of directors (including shares covered by a proxy as to which authority is withheld to vote for all nominees) and shares not voted for any particular nominee (including shares covered by a proxy as to which authority is withheld to vote for only one or less than all of the identified nominees) will not prevent the election of any of the nominees for director.

To approve the advisory votes on the compensation of the Company’s named executive officers and to ratify the appointment of BDO as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2020, if a quorum is present, the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Meeting and entitled to vote is required for approval. As a result, abstentions will have the effect of a vote against such matters. Abstentions with respect to approval of the advisory vote on the compensation of the Company’s named executive officers and the ratification of the appointment of BDO as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2020 are counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Meeting. Broker non-votes will not be counted for the purposes of determining the presence or absence of a quorum for the transaction of business at the Meeting or for any purpose in determining whether such matters have been approved.

If the enclosed WHITE proxy card is properly executed and returned, the Common Stock represented thereby will be voted in accordance with the instructions thereon. If no instructions are indicated, the Common Stock represented thereby will be voted “FOR” the election of each of the nominees set forth under the caption “Election of Directors” in this proxy statement, “FOR” the approval of the compensation of the Company’s named executive officers and “FOR” the ratification of the Company’s independent registered public accounting firm and, in the discretion of the persons named in the proxies as proxy appointees, as to any other matter that may properly come before the Meeting.

Your vote is important. Accordingly, you are urged to complete, sign, date and return the accompanying WHITE proxy card whether or not you plan to attend the Meeting. If you do attend, you may vote by ballot at the Meeting, thereby canceling any proxy previously given.

CORPORATE GOVERNANCE

Role of the Board of Directors

In accordance with the General Corporation Law of the State of Delaware and our Certificate of Incorporation and Bylaws, our business, property and affairs are managed under the direction of the Board. Although our non-employee directors are not involved in our day-to-day operating details, they are kept informed of our business through written reports and documents provided to them regularly, as well as by operating, financial and other reports presented by our officers at meetings of the Board and committees of the Board.

Board Leadership Structure

The Board believes it is currently appropriate to separate the roles of Chief Executive Officer (“CEO”) and Chair of our Board (“Board Chair”) as a result of the demands of and differences between each role. Jeffrey Geygan serves as the Board Chair. Effective with his appointment in January 2020, Dale Foster serves as our CEO and as a member of our Board. Our Board believes that this leadership structure provides the most efficient and effective leadership model for our Company by enhancing the ability of the Board Chair and CEO to provide clear insight and direction of business strategies and plans to both the Board and management. Separating the CEO and Board Chair roles allows us to efficiently develop and implement corporate strategy that is consistent with the Board's oversight role, while facilitating strong day-to-day leadership.

The duties and responsibilities of our Board Chair include: (i) chairing Board meetings, including presiding over all executive sessions of the Board (without management present) at every regularly scheduled Board meeting; (ii) consulting with the CEO on such other matters as are pertinent to the Board and the Company; (iii) working with management to determine the information and materials provided to Board members; (iv) approving Board meeting schedules, agenda and other information provided to the Board; (v) the authority to call meetings of the independent directors; (vi) serving as principal liaison between the independent directors and the CEO and between the independent directors and senior management; and (vii) being available for direct communication and consultation with stockholders upon request. Our CEO is responsible for setting the strategic direction for the Company, with guidance from the Board. The CEO is also responsible for the day-to- day leadership and performance of the Company, while the Board Chair provides guidance to the CEO, sets the agenda for Board meetings and presides over meetings of the full Board.

Another key component of our leadership structure is our strong governance practices designed to ensure that the Board effectively carries out its responsibility for the oversight of management. All of our directors except Mr. Foster are independent, and all Board committees are comprised entirely of independent directors. Our independent directors meet at each Board meeting in regularly scheduled executive sessions (not less than twice per year) and may schedule additional executive sessions as appropriate. Members of management do not attend these executive sessions. The Board has full access to the management team at all times. In addition, the Board or any committee thereof may retain, on such terms as determined by the Board or such committee, as applicable, in its sole discretion, independent legal, financial and other consultants and advisors to assist the Board or committee, as applicable, in discharging its oversight responsibilities.

Board Oversight of Risk Management

Our Board believes that overseeing how management manages the various risks we face is one of its most important responsibilities to the Company’s stakeholders. The Board believes that, in light of the interrelated nature of the Company’s risks, oversight of risk management is the responsibility of the full Board. In carrying out this critical duty, the Board meets at least annually with key members of management holding primary responsibility for management of risk in their respective areas. The Risk and Security Committee, established by the Board in February 2020, assists the Board in its oversight responsibilities with regard to the Company’s risk management framework and management’s identification, assessment and management of the Company’s key strategic, enterprise and other risks. Additionally, the Audit Committee has certain oversight functions, including discussing with management the Company’s major financial risk exposures and steps that management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

Meetings of the Board of Directors

The Board met ten times in 2019. Each of the directors attended at least 75% of all meetings held by the Board and meetings of each committee of the Board on which such director served during 2019.

Communication with the Board of Directors; Director Attendance at Annual Meetings

Stockholders may communicate with a member or members of the Board by addressing their correspondence to the Board member or members c/o the Corporate Secretary, Wayside Technology Group, Inc., 4 Industrial Way West, 3rd Floor, Eatontown, New Jersey 07724. Our Corporate Secretary will review the correspondence and forward it to the chair of the appropriate committee or to any individual director or directors to whom the communication is directed, unless the communication is unduly hostile, threatening and illegal, does not reasonably relate to the Company or our business, or is similarly inappropriate. Our Corporate Secretary has the authority to discard or disregard any inappropriate communications or to take other appropriate actions with respect to any such inappropriate communications.

Recognizing that director attendance at our annual meetings can provide our stockholders with a valuable opportunity to communicate with Board members about issues affecting our Company, we encourage our directors to attend each annual meeting of stockholders. Messrs. McCarthy, Bryant, Crane and Foster were appointed to the Board subsequent to last year’s annual meeting. All of the directors then serving on the Board attended last year’s annual meeting of stockholders.

Director Independence

The Board has determined that the following directors are independent under the NASDAQ listing standards: Messrs. Faith, Geygan, McCarthy, Bryant and Crane and Ms. Kurty. The Board has also determined that Ms. DiBattiste, a director nominee not currently serving on the Board, would be considered independent under the NASDAQ listing standards if elected.

Committees of the Board of Directors

The Board has four standing committees: an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee and a Risk and Security Committee (each, a “Committee” and collectively, the “Committees”).

During the past year, the composition of the Committees have been reorganized to better utilize the time and skills of each of our directors and focus on the important issues facing each Committee. The recent Board refreshment resulted in additional skills and talents being appointed to Committees where they are best utilized. Mr. Faith served as a member of the Audit Committee from June 2014 to the reorganization of committees in February 2020. Mr. Crane was appointed as a member of the Audit Committee on December 11, 2019. Ms. Kurty served as a member of the Compensation Committee from June 2016 to the reorganization of committees in February 2020. Mr. Geygan served as the Chair of the Compensation Committee from December 2018 to June 2019, and Mr. McCarthy has served as the Chair of the Compensation Committee since June 2019. Mr. Bryant was appointed as a member of the Compensation Committee on July 9, 2019, effective July 9, 2019. Ms. Kurty served as a member of the Nominating and Corporate Governance Committee from June 2016 to the reorganization of committees in February 2020. Mr. Faith served as a member of the Nominating and Corporate Governance committee from June 2012 until the reorganization of committees in February 2020. Mr. Geygan served as the Chair of the Nominating and Corporate Governance Committee from May 2018 to September 2019, and Mr. Bryant has served as the Chair of the Nominating and Corporate Governance Committee since September 2019. The current members of each Committee are included below.

Audit Committee. The Board has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee: (i) monitors the integrity of the Company’s financial statements, financial reporting process and internal controls regarding finance, accounting and legal compliance; monitors the independence and performance of our independent registered public accounting firm; (ii) provides an avenue of communication among the independent registered public accounting firm, management, and our outsourced internal auditors, and our Board; and (iii) monitors significant litigation and financial risk exposure. The current members of the Audit Committee are Ms. Kurty (Chair) and Messrs. Geygan and Crane, each of whom is independent as defined by the NASDAQ listing standards and applicable SEC rules. The Board has determined that Ms. Kurty meets the criteria as an “audit committee financial expert” as defined in applicable SEC rules. The Audit Committee met seven times during 2019.

The Audit Committee operates under a written charter adopted by the Board. A copy of the charter is available on our website at http://www.waysidetechnology.com/ in the Committee Charters section under the Governance tab. The report of the Audit Committee is on page [38] of this proxy statement.

Compensation Committee. The Board has a Compensation Committee which: (i) reviews and monitors matters related to management development and succession; (ii) develops and implements executive compensation policies and pay for performance criteria for the Company; (iii) reviews and approves the initial and annual base salaries, annual incentive bonus and all long-term incentive awards of our Chief Executive Officer; (iv) reviews and approves such compensation arrangements for all executive officers and certain other key employees; (v) approves stock-related incentives under our stock incentive and executive compensation plans, and exercises all powers of the Board under those plans other than the power to amend or terminate those plans and other than those with respect to non-employee directors, which determinations are subject to approval by the full Board; (vi) reviews and approves material matters concerning our employee compensation and benefit plans; and (vii) carries out such responsibilities as have been delegated to it under various compensation and benefit plans and such other responsibilities with respect to our compensation matters as may be referred to it by our Board or management. Under its charter, the Compensation Committee may form and delegate authority to subcommittees or, to the extent permitted under applicable laws, regulations and NASDAQ rules, to any other independent director, in each case to the extent the Compensation Committee deems necessary or appropriate. The Compensation Committee has the right to consult with or obtain input from management but, except as expressly provided in its charter, may not delegate any of its responsibilities to management. The current members of the Compensation Committee are Messrs. McCarthy (Chair), Bryant and Faith, each of whom is independent as defined by the NASDAQ listing standards. The Compensation Committee met one time during 2019.

The Compensation Committee operates under a written charter adopted by the Board, a copy of which is available on our website at http://www.waysidetechnology.com/ in the Committee Charters section under the Governance tab. The report of the Compensation Committee is on page [28] of this proxy statement.

Nominating and Corporate Governance Committee. The Board has a Nominating and Corporate Governance Committee which identifies individuals qualified to become Board members and recommends to the Board director nominees for election at the next Annual Meeting of Stockholders. Currently, the members of the Nominating and Corporate Governance Committee are Messrs. Bryant (Chair), Geygan and Faith, each of whom is independent as defined by the NASDAQ listing standards. The Nominating and Corporate Governance Committee met twice during 2019.

The Nominating and Corporate Governance Committee operates under a written charter adopted by the Board. The Nominating and Corporate Governance Committee charter is available in the Committee Charters section under the Governance tab of our website at http://www.waysidetechnology.com/.

Risk and Security Committee. The Board has a Risk and Security Committee which assists the Board in its oversight responsibilities with regard to the Company's risk management framework and management’s identification, assessment and management of the Company’s key strategic, enterprise and other risks, including overseeing (i) the Company’s key strategic, enterprise and security risks, including, but not limited to, workplace and cybersecurity safety, (ii) privacy risk, including potential impact to the Company’s employees, customers and stakeholders, (iii) management’s implementation of risk policies and procedures, and (iv) the Company’s risk culture, i.e., the tone and culture within the Company regarding risk and the integration of risk management into the Company’s behaviors, decision making and processes. Currently, the members of the Risk and Security Committee are Messrs. Crane (Chair) and McCarthy and Ms. Kurty, each of whom is independent as defined by the NASDAQ listing standards. The Risk and Security Committee was established in February 2020. Mr. Crane has served as the Chair of the Risk and Security Committee since February 2020.

The Risk and Security Committee operates under a written charter adopted by the Board. The Risk and Security Committee charter is available in the Committee Charters section under the Governance tab of our website at http://www.waysidetechnology.com/.

Director Nominations

Nominees may be recommended by directors, members of management, or, in some cases, by a third-party firm. In identifying and considering candidates for nomination to the Board, the Nominating and Corporate Governance Committee considers, in addition to the requirements described below and set out in its charter, quality of experience, our needs and the range of knowledge, experience and diversity represented on the Board. Each director candidate will be evaluated by the Nominating and Corporate Governance Committee based on the same criteria and in the same manner, regardless of whether the candidate was recommended by a Company stockholder or by others. The Nominating and Corporate Governance Committee will conduct the appropriate and necessary inquiries with respect to the backgrounds and qualifications of all director nominees. The Nominating and Corporate Governance Committee will also review the independence of each candidate and other qualifications of all director candidates, as well as consider questions of possible conflicts of interest between director nominees and our Company.

After the Nominating and Corporate Governance Committee has completed its review of a nominee’s qualifications and conducted the appropriate inquiries, the Nominating and Corporate Governance Committee will make a determination whether to recommend the nominee for approval by the Board. If the Nominating and Corporate Governance Committee decides to recommend the director nominee for approval by the Board and such recommendation is accepted by the Board, the form of our proxy solicitation will include the name of the director nominee.

In addition to the candidates nominated by the Board pursuant to the recommendations of the Nominating and Corporate Governance Committee in the manner set forth above, the Nominating and Corporate Governance Committee will consider recommendations for directorships submitted by our stockholders. Stockholders who wish the Nominating and Corporate Governance Committee to consider their recommendations for nominees for the position of director should submit their recommendations in writing to: Corporate Secretary, Wayside Technology Group, Inc., 4 Industrial Way West, 3rd Floor, Eatontown, New Jersey 07724.

In its assessment of each potential candidate, the Nominating and Corporate Governance Committee will review the nominee’s professional ethics, integrity and values, skills, judgment, experience, independence, commitment to representing the long-term interests of the stockholders, understanding of our Company’s or other related industries and such other factors as the Nominating and Corporate Governance Committee determines are pertinent in light of the current needs of the Board. The Nominating and Corporate Governance Committee seeks to identify candidates representing diverse experiences at policy-making levels in business, management, marketing, finance, human resources, communications and in other areas that are relevant to our activities. The Nominating and Corporate Governance Committee will also take into account the ability of a director to devote the time and effort necessary to fulfill his or her responsibilities to our Company. After full consideration, the stockholder proponent will be notified of the decision of the Nominating and Corporate Governance Committee.

Director Compensation and Arrangements

The following table sets forth information regarding the compensation earned by or awarded to each director, who is not a named executive officer who served on the Board, for the fiscal year ended December 31, 2019.

	Fees Earned or Paid In	Stock
Name	Cash ($)	Awards ($) (1)	Total ($)
Mike Faith	63,750	28,200	91,950
Diana Kurty	80,000	28,200	108,200
Jeffrey Geygan	106,667	28,200	134,867
John McCarthy	43,750	28,200	71,950
Andy Bryant	33,333	28,200	61,533
Ross Crane	5,000	-	5,000

(1)	The amount included in “Stock Awards” is the aggregate grant date fair value associated with restricted stock awards granted to our outside directors in 2019, computed in accordance with FASB ASC Topic 718. The restricted stock awards vested in full on the date of grant. See Note 8, “Stockholder’s Equity and Stock Based Compensation” to the Company’s consolidated financial statements set forth in its Annual Report on Form 10-K for the assumptions made in determining stock award values.

During 2019, each outside director (i.e., non-employee) received $15,000 per quarter for serving on the Board (except for the Board Chair who received $25,000 per quarter), as well as reimbursement for reasonable expenses incurred in connection with services as a director. The Chair of the Audit Committee received an annual fee of $20,000. The Chair of the Compensation Committee received an annual fee of $15,000. The Chair of the Nominating and Corporate Governance Committee received an annual fee of $10,000. Steve DeWindt, our former President and Chief Executive Officer, served as a director until his resignation effective June 6, 2019, as President, Chief Executive Officer and member of the Board. Mr. DeWindt received no fees for serving on the Board while also serving as our President and Chief Executive Officer. In addition, on August 6, 2019 each outside director received a grant of 2,500 shares of restricted stock, which vested in full on the date of grant.

Effective February 2020, Board compensation was adjusted such that the Chair of the Audit Committee receives an annual fee of $25,000, the Chair of the Nominating and Corporate Governance Committee receives an annual fee of $15,000 and the Chair of the newly established Risk and Security Committee receives an annual fee of $20,000. The Chair of the Compensation Committee will continue to receive an annual fee of $15,000.

Short-Selling, Hedging and Pledging Prohibitions

We do not permit our directors, executive officers or employees, or any of their designees, to speculate in Common Stock, which includes, without limitation, “short-selling” and/or buying publicly traded options. We also do not permit our directors, executives or employees, or any of their designees, to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities (i) granted to the employee or director by the Company as part of his or her compensation or (ii) held, directly or indirectly, by the employee or director.

Code of Business Conduct and Ethics

In January 2004, we adopted a Code of Ethical Conduct, which was revised in December 2017. The full text of the Code of Ethical Conduct, as revised, which applies to all employees, officers and directors of the Company, including our Chief Executive Officer, Principal Financial Officer and Principal Accounting Officer is available at our website, http://www.waysidetechnology.com/site/content/code-of-ethics. The Company will disclose any amendment to, or waiver from, a provision of the Code of Ethical Conduct that applies to our Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer or Controller on our investor relations website.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of Common Stock as of March 27, 2020 by (i) each person who, to the knowledge of the Company, beneficially owns more than 5% of the outstanding Common Stock, (ii) each of the directors (including the nominees for director), (iii) the Company’s named executive officers listed in the Summary Compensation Table, and (iv) all directors and executive officers of the Company as a group. Except as indicated, each person listed below has sole voting and investment power with respect to the shares set forth opposite such person’s name.

Name	Number of Shares Beneficially Owned	Percent
Directors (including all nominees) and Named Executive Officers
Jeffrey Geygan (1)	145,093	3.2%
Vito Legrottaglie (2)	50,204	1.1%
Dale Foster (3)	47,370	1.0%
Michael Vesey (4)	34,392	*
Mike Faith (5)	20,000	*
Charles Bass (6)	17,681	*
Steve DeWindt (7)	9,500	*
Diana Kurty (8)	8,504	*
John McCarthy (9)	2,500	*
Andy Bryant (10)	2,500	*
Ross Crane (11)	–	*
Carol DiBattiste (12)	–	*
All Directors (including all nominees) and executive officers as a group (11 persons) (13)	328,244	7.2%
Beneficial owners of more than 5% of Common Stock
FMR, LLC (14)	653,276	14.3%
Survivor’s Trust u/a Eighth - E&M Shea Revocable Trust and Descendant’s Trust u/a Tenth - E&M Shea Revocable Trust (15)	292,191	6.5%
Renaissance Technologies LLC (16)	286,796	6.4%
Simon F. Nynens (17)	261,631	5.8%

* Less than one percent

To the Company’s knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person named in the table has sole voting and investment power with respect to the shares beneficially owned, which are set forth opposite such person’s name. Unless otherwise noted below, the information as to beneficial ownership is based upon statements furnished to the Company by the beneficial owners. For purposes of computing the percentage of outstanding shares held by each person named above, pursuant to the rules of the SEC, any security that such person has the right to acquire within 60 days of the date of calculation is deemed to be outstanding, but such security is not deemed to be outstanding for purposes of computing the percentage ownership of any other person.

The address for each director and executive officer of the Company is c/o Wayside Technology Group, Inc., 4 Industrial Way West, 3rd Floor, Eatontown, New Jersey 07724.

(1)	Mr. Geygan is a member of our Board and our Board Chair. Mr. Geygan owns a total of 11,925 shares of Common Stock, individually. The remaining 133,168 shares are held by Global Value Investment Corp. (“GVIC”). Mr. Geygan is the President and Chief Executive Officer of GVIC and may exercise voting and dispositive power over all such shares held by GVIC. As a result, Mr. Geygan may be deemed to have a beneficial interest in such 133,168 shares held by GVIC.

(2)	Includes 19,011 shares of unvested Restricted Stock. Mr. Legrottaglie is our Vice President and Chief Information Officer.

(3)	Includes 37,990 shares of unvested Restricted Stock. Mr. Foster is a member of our Board and our Chief Executive Officer.

(4)	Includes 21,368 shares of unvested Restricted Stock. Mr. Vesey is our Vice President and Chief Financial Officer.

(5)	Includes 2,000 shares held in an Individual Retirement Account. Mr. Faith is a member of our Board.

(6)	Includes 12,290 shares of unvested Restricted Stock. Mr. Bass is our Vice President of New Business Development.

(7)	Based solely on information provided by Mr. DeWindt in a Form 4 filed with the SEC on February 13, 2019. Mr. DeWindt was formerly a member of our Board and left for personal health reasons effective June 6, 2019, as disclosed in a Current Report on Form 8-K the Company filed with the SEC on May 31, 2019.

(8)	Ms. Kurty is a member of our Board.

(9)	Mr. McCarthy is a member of our Board.

(10)	Mr. Bryant is a member of our Board.

(11)	Mr. Crane is a member of our Board.

(12)	Ms. DiBattiste is a director nominee to our Board.

(13)	Includes 90,659 shares of unvested Restricted Stock.

(14)	Based solely on information provided by FMR LLC in a Schedule 13G/A filed with the SEC on February 7, 2020. The address for FMR LLC is 245 Summer Street, Boston, Massachusetts 02210.

(15)	Based on information provided in the most recent proxy questionnaire completed by John C. Morrissey, the trustee for E&M Shea Revocable Trusts. The Survivors u/a Eighth - E&M Shea Revocable Trust holds 146,096 shares with the balance of the shares held in the Descendant’s Trust u/a Tenth - E&M Shea Revocable Trust. The address for the E&M Revocable Trusts is 655 Brea Canyon Road, Walnut, California 91789.

(16)	Based solely on information provided by Renaissance Technologies LLC in a Schedule 13G/A filed with the SEC on February 13, 2020. The address for Renaissance Technologies LLC is 800 Third Avenue New York, New York 10022.

(17)	Based solely on information provided by Mr. Nynens in a Schedule 13D/A filed with the SEC on December 23, 2019 and information provided by SKK in a Schedule 13D/A filed with the SEC on December 23, 2019. Mr. Nynens was the Chair of our Board and our President and Chief Executive Officer until his resignation in May 2018. According to publicly available filings made to the SEC, Mr. Nynens granted to SKK an irrevocable proxy to vote his shares of Common Stock in favor of any acquisition proposal by SKK, against any third-party acquisition and as directed by SKK with respect to the election of directors nominated by persons other than the Company. Prior to the entrance of Mr. Nynens into such agreement with SKK, the Company had received three unsolicited acquisition proposals from SKK and N&W jointly to acquire all of the outstanding shares of Common Stock. The address for Mr. Nynens is c/o New Jersey Institute of Technology, University Heights, Newark, New Jersey 07102 and the address for SKK is 125 Summer Street, Floor 22, Boston, Massachusetts 02110.

Delinquent Section 16(a) Reports

Section 16(a) under the Exchange Act requires the Company’s officers and directors and holders of more than ten percent of the outstanding shares of Common Stock to file reports of ownership and changes in ownership with the SEC and to furnish the Company with copies of these reports. Based solely upon a review of such reports, or on written representations from certain reporting persons that no reports were required for such persons, the Company believes that during 2019 all required events of its officers, directors and 10% stockholders required to be so reported, were timely filed except for (i) the late filing of a Form 3 for John McCarthy, due to delays in receipt of EDGAR codes, (ii) the inadvertent late filing of a Form 3 for Dale Foster, (iii) the inadvertent late filing of a Form 3 for Charles Bass, and (iv) the inadvertent late filing of a Form 5 for Michael Vesey, which included an aggregate of twelve small acquisitions eligible for deferred reporting pursuant to Exchange Act Rule 16a-6 that should have been filed on Form 5s for 2017, 2018, and 2019.

PROPOSAL 1

ELECTION OF DIRECTORS

At the Meeting, seven directors will be elected by the stockholders to serve until the next annual meeting or until their successors are elected and qualified. The accompanying proxy will be voted for the election as directors of the nominees listed below, unless the proxy contains contrary instructions. There are no arrangements or understandings pursuant to which a Company nominee for election as director is proposed to be elected, other than with a director or officer acting solely in that capacity. Each of the Company’s nominees has consented to serve as a nominee, be named in this proxy statement and to serve as a director if elected, and management has no reason to believe that any of the Company’s nominees will not be a candidate or will be unable to serve as a director. However, in the event that any of the Company’s nominees should become unable or, for good cause, unwilling to serve as a director, the proxy will be voted for the election of such person or persons as shall be designated by the directors.

Set forth below is certain information, as of March 27, 2020, with respect to each nominee:

Name	Age	Principal Occupation and Experience, Qualifications, Attributes or Skills	Director Since
Diana Kurty	66

Ms. Kurty has served as a director of the Company since December 2015. Ms. Kurty has served as  a principal with Lumina Partners, which provides business consulting, transaction advisory, valuation and other services primarily to small businesses in Western New York,  since 2004. She brings three decades of broad-based leadership in strategy and management, finance, operations, controls, treasury, investment management, mergers and acquisitions, human resources and facilities management. Ms. Kurty is a C.P.A. and previously held the positions of Vice President of Finance of Sutherland Global Services, Chief Financial Officer of IEC Electronics, Vice President and Corporate Controller of Goulds Pumps, as well as Senior Audit Manager at PricewaterhouseCoopers. Ms. Kurty is also currently a member of the Board of Trustees and Chair of the Audit Committee of the University of Rochester Medical Center, the largest employer in the Rochester area. She also currently serves as a member of the Board of Trustees and Chair of the Audit Committee of UR Medicine Home Care (VNS), a home health agency. The Board believes that Ms. Kurty’s qualifications to serve on the Board include her wealth of accounting and financial knowledge, as well as her public company and industry-specific experience.

			December 2015
Jeffrey Geygan	58

Mr. Geygan has served as a director of the Company since February 2018, and as Board Chair since May 2018. Mr. Geygan has served as the President and Chief Executive Officer of GVIC, an investment research and advisory services firm, since he founded it in 2007. Prior to founding GVIC, Mr. Geygan served as a Senior Portfolio Manager at UBS Financial Services.  Mr. Geygan has taught undergraduate and graduate-level courses at IE University in Madrid, Spain, the University of Wisconsin – Milwaukee Lubar School of Business, and the College of Charleston. He serves on the Advisory Board of the University of Wisconsin – Madison Department of Economics. The Board believes that his qualifications to serve on the Board and as Board Chair include his years of experience in the finance industry.

			February 2018
John McCarthy	56	Mr. McCarthy has served as a director of the Company since June 2019. On May 30, 2019, the Board of the Company appointed Mr. McCarthy as a director of the Company upon the recommendation of the Nominating and Corporate Governance Committee. He was recommended to the Nominating and Corporate Governance Committee by an employee of the Company. Mr. McCarthy is President and Chief Executive Officer of Mainline Information Systems, a nationally recognized technology solution provider he joined in April 2009. Mr. McCarthy previously held executive management positions with EMC, StorageApps, CNT, MCData and Virtual Iron. Mr. McCarthy served as a member of the board of directors of Nasuni Corporation until November 2019, and currently serves as a member of the Operating Board for Stripes Group, and a member of the Board of Trustees for Providence College. The Board believes that Mr. McCarthy’s qualifications to serve on the Board include his substantial industry and executive leadership experience.	June 2019

Andy Bryant	64	Mr. Bryant has served as a director of the Company since July 2019. On July 9, 2019, the Board of the Company appointed Mr. Bryant as a director of the Company upon the recommendation of the Nominating and Corporate Governance Committee. He was recommended to the Nominating and Corporate Governance Committee by a director of the Company. Mr. Bryant spent most of his career at Arrow Electronics, Inc. and Avnet, Inc., both Fortune 500 companies focused on supply chain services for electronic components and enterprise computing solutions globally. From April 2008 to May 2016, Mr. Bryant held executive management positions with Arrow Electronics, Inc. Mr. Bryant was named President of the company’s Enterprise Computing Solutions business in 2008 and specified as an executive officer of the corporation. He served as the Chief Operating Officer of the company from May 2014 to May 2016. Prior to his tenure at Arrow, he served as President of Avnet’s global operating groups and as a Senior Vice President of Avnet, Inc. He was specified as a corporate officer of Avnet in 1996 and became an executive officer in 1999. The Board believes that his qualifications to serve on the Board include his years of experience in the technology distribution industry..	July 2019
Ross Crane	57

Mr. Crane has served as a director of the Company since December 2019.  On December 11, 2019, the Board of the Company appointed Mr. Crane as a director of the Company upon the recommendation of the Nominating and Corporate Governance Committee. He was recommended to the Nominating and Corporate Governance Committee by a director of the Company. From 2011 to 2019, Mr. Crane served as Executive Vice President and Chief Financial Officer for Nexeo Solutions, the third largest chemical and plastics distributor in the world with $4 billion in annual revenue.  From 2008 to 2011, Crane served as Chief Financial Officer for Belkin International, a large manufacturer of consumer electronic products and accessories. He also served in a variety of senior finance and operational roles with Ingram Micro Inc. from 2005 to 2008 and Avnet Inc. from 1994 to 2005. The Board believes that his qualifications to serve on the Board include his years of extensive senior executive finance experience, as well as his public company and industry-specific experience.

			December 2019
Dale Foster	56	Mr. Foster was appointed our Chief Executive Officer and elected to our Board in January 2020. On January 15, 2020, the Board appointed Mr. Foster as a director of the Company based on the recommendation of the Nominating and Corporate Governance Committee. He previously held the positions of President of Lifeboat Distribution, Inc., a subsidiary of the Company, from July 2019 to January 2020 and Executive Vice President of the Company from January 2018 to July 2019. From November 2012 until January 2018, Mr. Foster served as Executive Vice President and General Manager of Promark Technology Inc. (“Promark”), which operated as a subsidiary of Ingram Micro Inc. From 1997 until Promark was acquired by Ingram Micro Inc. in 2012, he served as President and Chief Executive Officer of Promark, a value-added distributor with the core focus of distributing emerging data storage and virtualization solutions. The Board believes that his qualifications to serve on the Board include his years of experience in the technology distribution industry.	January 2020

Carol DiBattiste	68	On March 16, 2020, the Board nominated Ms. DiBattiste for election to the Board based on the recommendation of the Nominating and Corporate Governance Committee. She was recommended to the Nominating and Corporate Governance Committee by an advisor to the Company. Ms. DiBattiste currently serves as the Chief Legal and Compliance Officer and Corporate Secretary at comScore, Inc. (NASDAQ:SCOR) (“comScore”), a media measurement company providing marketing data and analytics to enterprises. She joined comScore in January 2017. From May 2016 to August 2016, she served as Senior Advisor for Appeals Modernization, Office of the Secretary and from August 2016 to January 2017 she served as Executive in Charge and Vice Chairman, Board of Veterans’ Appeals, both with the U.S. Department of Veterans Affairs. From March 2013 to March 2016, Ms. DiBattiste served as Executive Vice President, Chief Legal, Privacy, Security, and Administrative Officer with Education Management Corporation (OTC:EDMCQ). Prior to that, she held senior executive roles at multiple other public companies, including Geeknet, which was acquired by GameStop (NYSE:GME) and Reed Elsevier/Lexis Nexis and ChoicePoint, both owned by RELX PLC (OTC:RLXXF). She also held several senior leadership positions in the U.S. Government Departments of Defense, Justice, Homeland Security, and Veterans Affairs, including the Under Secretary of the U.S. Air Force, a Senate confirmed position. The Board believes that her qualifications to serve on the Board include her business strategy, corporate governance and cyber security expertise, as well as her public company and senior leadership experience in both the public and private sectors..	N/A

All directors hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified. Officers serve at the discretion of the Board.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE COMPANY’S NOMINATED DIRECTORS.

EQUITY COMPENSATION PLAN INFORMATION

Stock Plans

2012 Plan. The Company’s 2012 Stock-Based Compensation Plan (the “2012 Plan”) has been established by the Company to: (i) attract and retain skilled employees and directors; (ii) motivate participants, by means of appropriate incentives, to achieve long-range goals; and (iii) link participants’ interests with those of the Company’s stockholders through compensation that is based on the Common Stock, and thereby promote the continued growth and financial success of the Company. At the annual stockholder’s meeting held on June 6, 2012, the Company’s stockholders approved the 2012 Plan. The 2012 Plan was amended on June 5, 2018 to increase the number of shares available for grant under the 2012 Plan from 600,000 to 1,000,000. The 2012 Plan authorizes the grant of Stock Options, Stock Units, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Stock Bonuses, and other equity-based awards. As of December 31, 2019, the number of shares of Common Stock available for future award grants to employees, officers and directors under the 2012 Plan is 555,207. In February 2020, an additional 41,560 shares of Common Stock were issued to officers for performance under the 2019 incentive compensation plan.

Securities Authorized For Issuance Under Equity Compensation Plans

The following table sets forth information, as of December 31, 2019, regarding securities authorized for issuance upon the exercise of stock options and vesting of Restricted Stock under all of the Company’s equity compensation plans.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options and Vesting of Stock Awards	(b) Weighted Average Exercise Price of Outstanding Options	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity Compensation Plans Approved by Stockholders (1)	63,922	$14.94	555,207
Total	63,922	$14.94	555,207

(1)	Includes the 2012 Plan. See “Stock Plans” above in this proxy statement.

EXECUTIVES AND EXECUTIVE COMPENSATION

Our Executives

Set forth below are the name, age, present title, principal occupation and certain biographical information for our executive officers as of          , 2020, all of whom have been appointed by and serve at the discretion of our Board.

Name	Age	Position
Dale Foster	56	Chief Executive Officer
Michael Vesey	58	Vice President and Chief Financial Officer
Vito Legrottaglie	56	Vice President of Operations and Chief Information Officer
Charles Bass	55	Vice President of Alliances & Marketing, Lifeboat Distribution

Dale Foster was appointed our Chief Executive Officer and elected to our Board in January 2020. He previously held the positions of President of Lifeboat Distribution, Inc., a subsidiary of the Company, from July 2019 to January 2020 and Executive Vice President of the Company from January 2018 to July 2019. From November 2012 until January 2018, Mr. Foster served as Executive Vice President and General Manager of Promark, which operated as a subsidiary of Ingram Micro Inc. From 1997 until Promark was acquired by Ingram Micro Inc. in 2012, he served as President and Chief Executive Officer of Promark, a value-added distributor with the core focus of distributing emerging data storage and virtualization solutions. Mr. Foster is a 1987 graduate of the Rochester Institute of Technology, where he earned a Bachelor’s of Technology in Electrical Engineering. Mr. Foster also holds an Associate’s degree in Electrical Engineering from Alfred State University.

Michael Vesey was appointed Vice President and Chief Financial Officer in October 2016. He served as Interim President and Chief Executive Officer of the Company from June 6, 2019 to June 28, 2019. He served as Vice President of SEC Reporting for OTG Management, Inc., from January to September 2016. Prior to that, Mr. Vesey served as Senior Vice President and Chief Financial Officer from 2011 to 2015, and Vice President Corporate Controller from 2006 to 2011, for Majesco Entertainment Company, a NASDAQ listed publisher and distributor of interactive entertainment software. Mr. Vesey is a certified public accountant and holds a Master of Finance degree from Penn State University. He began his career with the accounting firm KPMG.

Vito Legrottaglie was appointed to the position of Vice President and Chief Information Officer in February 2015, after having served as Vice President of Operations and Information Systems since June 2003. Mr. Legrottaglie rejoined the company in February 2003 having previously served as director of Information Systems and then Vice President of Information Systems from 1996-2000. Mr. Legrottaglie has also held the positions of Chief Technology Officer at Swell Commerce Incorporated, Vice President of Operations for The Wine Enthusiast Companies, and Director of Information Systems at Barnes and Noble. Mr. Legrottaglie holds an Associate’s Degree in Computer Science from Bergen Community College.

Charles Bass has served as Vice President of Alliances and Marketing at Lifeboat Distribution since January 2018. Prior to joining Lifeboat Distribution, he was the Vice President of Channel Sales at Blue Medora, an IT monitoring and integration company, from October 2016 to December 2017. Mr. Bass was the Vice President of Channel Sales at Tegile Systems, a high growth storage start-up that was acquired by Western Digital, from July 2015 to October 2016. Before joining Tegile Systems, he served as Promark Technology’s Vice President of Vendor Alliances and Marketing from November 2010 to July 2015. He joined the Board of Directors of Promark Technology in 2012 and was part of the management team that successfully executed Promark Technology’s acquisition by Ingram Micro in the fourth quarter of 2012. He also has experience at Hewlett Packard (NYSE: HPQ) and LeftHand Networks where he was responsible for channel sales in North America for StorageWorks and LeftHand Networks products respectively. Prior to Hewlett Packard and LeftHand Networks, he held various sales leadership positions at Brocade Communications Systems, McDATA Corporation, and IBM. Mr. Bass received a Bachelor of Arts degree in Economics from Vanderbilt University in 1987 and a Masters of Business Administration from the University of Tennessee in 1990.

Compensation Discussion and Analysis

Overview and Named Executive Officers

The Company qualifies under SEC rules as a smaller reporting company (“SRC”). As such, the Company may elect to omit certain disclosures that are not required under the reporting requirements for SRCs. The Company, however, optionally included the Compensation Discussion and Analysis herein to provide more fulsome disclosure of changes made to its compensation practices in recent years. This Compensation Discussion and Analysis identifies the elements of compensation and explains the compensation objectives and practices for the Company’s named executive officers. The Company’s named executive officers for the fiscal year ended December 31, 2019 are:

Name	Principal Position
Dale Foster	Chief Executive Officer and former President of Lifeboat
Steve DeWindt	Former Director, President and Chief Executive Officer
Michael Vesey	Vice President and Chief Financial Officer
Vito Legrottagglie	Vice President and Chief Information Officer
Brian Gilbertson	Former Vice President and General Manager, Lifeboat
Charles Bass	Vice President - New Business Development

The Compensation Committee is charged with the responsibility for establishing, implementing and monitoring adherence to the Company’s compensation philosophy and ensuring that executives and key management personnel are appropriately compensated. The Compensation Committee also is responsible for reviewing and establishing the compensation of directors. The Compensation Committee generally meets annually to re-evaluate appropriate level of base compensation and incentive compensation for our executive officers.

Compensation Philosophy and Objectives. The Compensation Committee seeks to structure each element of compensation to attract and retain the necessary executive talent, reward annual performance and provide incentives for both long-term strategic goal planning and achievement as well as short-term performance. The Compensation Committee’s policy for allocating between currently paid and long-term compensation is to ensure adequate base compensation to attract and retain personnel, while providing incentives to maximize long-term value for our stockholders.

Elements of Compensation. The total compensation program for the Company’s executive officers consists of the following:

•	Salary;

•	Cash incentive and bonus awards tied to the Company and each executive’s annual performance;

•	Equity incentive awards; and

•	Termination benefits.

Say On Pay Considerations and Say on Frequency Results. In accordance with SEC rules, the Company conducted a non-binding, advisory vote on the Company’s executive compensation at its 2019 and 2018 annual meetings of stockholders. In 2018 the Company’s named executive officer compensation was approved with a favorable vote of 72%. In 2018, the Company reviewed its executive compensation practices, considering input from stockholders and results of proxy advisory service recommendations. As a result of that review and in light of market standards for good governance, the Company implemented the following changes to its executive compensation programs for 2019 and going forward.

•	Re-evaluated criteria for annual executive bonuses and, in order to more closely tie pay to performance, added a gross profit growth criterion to annual targets;

•	Amended the definition of a “change in control” for future grants under the 2012 Plan, to require consummation of a transaction rather than mere stockholder approval, and to make certain other changes (see Severance and Change in Control Agreements);

At the 2019 Annual Meeting of Stockholders, the Company’s stockholders voted to approve the Company’s named executive officer compensation with a favorable vote of 81% of the votes cast. Additionally, our stockholders approved, on a non-binding advisory basis, every year as the frequency of future advisory votes on our named executive officer compensation, with over 90% of the votes cast in favor of annual advisory votes.

Base Salary and Performance Cash Bonus Plan.

Total cash compensation for 2019 is divided into a base salary portion and a bonus. Many factors are considered in determining the base salaries for executive officers, including the value that each individual brings to the Company through experience, education and training, comparable positions and comparable responsibilities at similar organizations, the specific needs of the Company, and the individual’s past and expected future contributions to the Company’s success. Compensation for our executives includes both fixed and performance-based components, with an emphasis on performance-based elements to support the objectives listed below. The Company considers a component to be performance-based if the amount eventually earned or paid varies based on one or more elements of the Company’s financial performance (e.g., profit margins, operating income, etc.). Performance-based components are designed so that above-plan performance is rewarded with above-target payouts and vice versa.

After reviewing the base salaries of executive officers and upon recommendation by the Compensation Committee, on February 13, 2019, the Board approved adjustments to the annualized base salary for each named executive officer included in the table below to better align their compensation with the roles, responsibilities and expected operational activities. Mr. Foster’s annualized base salary was increased in January 2020 in connection with his engagement as our Chief Executive Officer, and such increase is discussed in more detail below under Compensation of the Chief Executive Officer. Mr. Vesey’s base salary was increased in connection with the re-alignment of his responsibilities with the Company and his contribution to the financial development of the Company. Mr. Legrottaglie’s base salary was increased in connection with the re-alignment of his responsibilities within the Company and his contributions to the technology, safety and cybersecurity development of the Company. The table below reflects these increases. Mr. Vesey’s base salary was reduced to $275,000 and Mr. Legrottaglie’s base salary was reduced to $225,000 effective January 31, 2020.

	Base Salary as of	Base Salary as of	Percent of
Name	12/31/2018	12/31/2019	Increase
Dale Foster	$250,000	$250,000	–%
Michael Vesey	$225,000	$300,000	33%
Vito Legrottaglie	$225,000	$250,000	10%
Charles Bass	$250,000	$250,000	–%

In February 2019, the Compensation Committee recommended, and the Board approved, a performance bonus plan for 2019 (the “Performance Bonus Plan”) which was developed using the performance metrics approved by stockholder vote under the 2012 Executive Incentive Plan (the “Executive Plan”). Cash incentive payments under the Performance Bonus Plan depend upon the Company’s financial performance as measured by a variety of metrics included gross profit, operating profit, new business development and other metrics designed to improve profitability and earnings and actual annual performance having met or exceeded thresholds set in the Performance Bonus Plan.

Pursuant to the Performance Bonus Plan, which replaced the Executive Plan, the Company’s executive officers are eligible to receive cash incentive payments dependent on the same Company metrics listed above or the executive meeting or exceeding, in a specified performance period, pre-established, objectively determinable performance goals. Under the Performance Bonus Plan, the Compensation Committee establishes the performance goals and the performance period at a time when the attainment of the applicable performance goals is substantially uncertain. The Compensation Committee established performance goals based on the metrics established in the Executive Plan for the Company’s 2019 fiscal year in February 2019. Because payments of cash awards under the Performance Bonus Plan would be determined by comparing actual performance to the performance goals established by the Compensation Committee, in accordance with criteria provided for in the Executive Plan, it is not possible to predict the amount of future benefits that will be paid under the Performance Bonus Plan for any future performance period. However, the maximum award an executive officer could receive under the Performance Bonus Plan for fiscal year 2019 was $380,000.

The principal targets in the Company’s 2019 performance bonus plan were gross profit, operating income, and new vendor development. Specific targets for each executive officer were determined by the Compensation Committee based on a review of the Company’s 2019 budget prepared by management and the factors described above. The targets are set at levels that, upon achievement of 100% of the target performance, are likely to result in bonus payments that the Compensation Committee believes reflects the Company’s strategic plan designed to increase stockholder value. The following table shows, for fiscal year 2019, the potential range of bonus awards and the actual bonus awarded as a percentage of base salary, for each of the named executive officers who remained employed with the Company as of December 31, 2019. Bonuses for Messrs. Vesey and Legrottaglie are based on consolidated gross profit and operating income. Bonuses for Mr. Foster are based on the Lifeboat segment gross profit and the Lifeboat segment operating income and TechXtend segment operating income. Bonuses for Mr. Bass are based on the gross profit generated from new vendors within the Lifeboat segment and the Lifeboat segment operating income. The cash bonus paid to each named executive officer may not exceed their base salary.

	2019 Gross	2019 Gross	2019 Operating	2019 Operating	2019 Cash
	Profit	Profit	Income	Income	Bonus Total
	Potential	Actual	Potential	Actual	Actual
Name	Payouts	Payouts	Payouts	Payouts	Payouts
Dale Foster	0-100%	17%	0-100%	32%	49%
Michael Vesey	0-100%	9%	0-100%	23%	32%
Vito Legrottaglie	0-100%	12%	0-100%	43%	55%
Charles Bass	0-100%	28%	0-100%	11%	39%

Equity Incentive.

The Company’s executive officers are eligible to receive equity incentive awards under the Company’s equity incentive plan. The primary goal of the Company is to create long-term value for stockholders, and accordingly the Compensation Committee believes that equity incentive awards provide an additional incentive to executive officers to work towards maximizing stockholder value. The Compensation Committee views equity incentive awards as one of the more important components of the Company’s long-term, performance-based compensation philosophy. The grant of equity incentive awards to executive officers encourages equity ownership in the Company, and closely aligns executive officers’ interests to the interests of the stockholders.

Equity incentive awards may be provided through initial grants at or near the date of hire, through subsequent periodic grants and annual performance-based grants. Equity incentive awards granted by the Company to its executive officers and other employees have exercise prices not less than the fair market value of the stock on the date of the grant or award. Equity incentive awards vest and become exercisable at such time as determined by the Board or the Compensation Committee. The initial grant is designed for the level of skills required to fulfill the executive’s responsibilities and is designed to motivate the officer to make the kind of decisions and implement strategies and programs that will contribute to an increase in the Company’s stock price over time. Periodic additional equity incentive awards within the comparable range for the job are granted to reflect the executive’s ongoing contributions to the Company, to create an incentive to remain at the Company and to provide a long-term incentive to achieve or exceed the Company’s financial goals. Annual performance-based grants, if awarded, are based on the achievement of gross profit, operating profit and other performance criteria established by the Compensation Committee.

Severance and Change-in-Control Arrangements. As stated above, the Compensation Committee believes that the interests of stockholders are best served by ensuring that the interests of our senior management are aligned with those of our stockholders. We believe that companies should provide reasonable severance benefits to executive officers due to the greater level of difficulty they face in finding comparable employment in a short period of time and greater risk of job loss or modification as a result of a change-in-control transaction than other employees. By reducing the risk of job loss or reduction in authority, the change-in-control provision helps ensure that our executive officers support potential change-in-control transactions that may be in the best interests of our stockholders, even though the transaction may create uncertainty in their personal employment situation, and such a provision is necessary, we believe, to ensuring that our total employment package for executives remains market competitive. Certain named executive officers are entitled to receive severance benefits under the terms of his or her individually negotiated employment agreement upon either termination by us without cause or, under certain circumstances for certain of our named executive officers, resignation by the executive for good reason. Other executive officers are entitled to receive accelerated vesting of their outstanding equity awards according to the terms of our 2012 Plan. For additional details on our severance and change-in-control arrangements, see “Potential Payments Upon Termination or Change-in-Control.”

Severance and change in control arrangements consist of cash payments, accelerated vesting of equity incentive awards, and benefits continuation. Based on a review of market standards for good governance, the Compensation Committee reviewed the Company’s 2012 Plan and has made changes to the definition of a change in control, as outlined below, effective April 2019, which will be applicable to all future grants. The changes were made to bring such provisions in line with current market practice for good governance. The Compensation Committee may make further modifications to the plans as necessary. Changes to the 2012 Plan include the following:

•	The Company amended the 2012 Plan to require consummation of a change in control rather than mere stockholder approval of a transaction in order to trigger the change in control provisions, and to make certain other changes.

Change in Control. For purposes of the 2012 Plan, as most recently amended in April 2019, “Change in Control” means:

•	The acquisition of more than 50% beneficial ownership of the combined voting stock of the Company by any person or group other than the Company or its subsidiaries or any employee benefit plan of the Company or any person who was an officer or director of the Company on the effective date of the 2012 Plan;

•	Consummation by the Company of a reorganization, merger or consolidation in which all or substantially all of the individuals and entities who were the beneficial owners of the voting securities of the Company immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, securities representing more than 50% of the voting power of then outstanding voting securities of the corporation resulting from such a reorganization, merger or consolidation, unless the transaction is structured as “merger of equals” and the Board determines that a change in control has not occurred;

•	The sale of all or substantially all of the Company’s assets to a party which is not controlled by or under common control with the Company; or

•	During any 24 month period, individuals who, as of the beginning of such period, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, except that individuals whose election or nomination was approved by a vote of at least a majority of the Incumbent Directors then on the Board (other than in connection with an actual or threatened election contest) are treated as Incumbent Directors. A summary of the effects of the revised change in control provisions are below.

DeWindt and Gilbertson Resignations.

Both Mr. DeWindt and Mr. Gilbertson received separation payments in connection with their respective resignations during 2019. On May 24, 2019 the Company entered into a Separation and Release Agreement (the “DeWindt Separation Agreement”) with Mr. DeWindt in connection with his resignation as President, Chief Executive Officer and member of the Board effective June 6, 2019. The DeWindt Separation Agreement supersedes and replaces the Employment Agreement, dated October 5, 2018, between Mr. DeWindt and the Company. Under the DeWindt Separation Agreement, Mr. DeWindt was entitled to receive a cash payment of $100,000, payable in six equal monthly installments, all of which were paid as of December 31, 2019. The Company satisfied and retired all contractual obligations owed to Mr. DeWindt regarding possible termination benefits.

On July 25, 2019, the Company entered into a Separation and Release Agreement (the “Gilbertson Separation Agreement”) with Mr. Gilbertson in connection with his resignation as Vice President and General Manager of Lifeboat effective July 31, 2019. The Gilbertson Separation Agreement supersedes and replaces all previous letter agreements between Mr. Gilbertson and the Company related to his employment. Under the Gilbertson Separation Agreement, Mr. Gilbertson was entitled to receive a cash payment of $125,000, payable semi-monthly in accordance with the Company’s regularly scheduled payroll practices for a period of six months following the separation date.

Other Employee Benefits

The Company provides all employees, including executive officers, with group medical, dental and disability insurance on a non-discriminatory basis. The employee group as a whole is required to contribute approximately 20% of the premium costs of such policies. The Company has a 401(k) savings and investment plan intended to qualify under Section 401(a) of the Code, for our domestic employees, which permits employee salary reductions for tax-deferred savings purposes pursuant to Section 401(k) of the Code. The Company matches 50% of domestic employee contributions up to the first 6% of compensation. The Company’s total contributions for 2019 were approximately $262,000.

Compensation of the Chief Executive Officer

The factors considered by the Compensation Committee in determining the compensation of the Chief Executive Officer, in addition to the criteria discussed above, include the Company’s operating and financial performance, as well as the individual’s leadership and establishment and implementation of the strategic direction for the Company. The Compensation Committee considered as part of its subjective evaluation, among other factors, such executive’s reputation and contacts in the business community. The compensation of the Company’s Chief Executive Officer in 2019 consisted of a base salary performance bonus and stock awards. The total compensation package was established considering compensation of peer chief executive officers with similar executive responsibilities. In May 2019, Steve DeWindt resigned as the Company’s President and Chief Executive Officer effective June 6, 2019. Mr. Vesey served as Interim President and Chief Executive Officer of the Company from June 6, 2019 to June 28, 2019. Mr. Foster was appointed President of Lifeboat Distribution, reporting directly to the Board effective July 1, 2019. Mr. Vesey served as the Principal Executive Officer of the Company from June 6, 2019 to January 15, 2020. Mr. Foster was appointed President and Chief Executive Officer of the Company effective January 20, 2020.

In connection with his appointment, the Company entered into an employment agreement (the “Employment Agreement”) with Mr. Foster.  Mr. Foster is employed by the Company on an at-will basis and, therefore, either Mr. Foster or the Company may terminate Mr. Foster’s employment at any time for any reason not prohibited by law.  Mr. Foster’s current base salary is $325,000 per annum.

Mr. Foster is eligible to earn a cash bonus and equity compensation in amounts consistent with the annual compensation plan as adopted by the Compensation Committee of the Board.

Risk Assessment and Mitigation Related to Compensation Policies

The Board has reviewed our compensation policies as generally applicable to our employees and believes that our policies do not encourage excessive and unnecessary risk-taking, and that the level of risk that they do encourage is not reasonably likely to have a material adverse effect on us. Our management team regularly assesses the risks arising from our compensation policies and practices. The team reviews and discusses the design features, characteristics, performance metrics at the company and segment levels and approval mechanisms of total compensation for all employees, including salaries, incentive plans, and equity-based compensation awards, to determine whether any of these policies or programs could create risks that are reasonably likely to have a material adverse effect on us.

The Company’s compensation policies and practices for its employees, including its executive compensation program described in Compensation Discussion and Analysis, aim to provide a risk-balanced compensation package which is competitive in our market sectors and relevant to the individual executive. The Company expects to continue to award to certain executives and employees, upon satisfaction of applicable performance conditions and subject to future approval and grant by the Compensation Committee, equity and cash-based awards. Because the incentive plans provide for a blend of short-term and long-term goals, and include substantial vesting features, the Company believes that the structure of its compensation plans discourages short-term risk taking and aligns the interest of its executives and managers with those of its stockholders. The Company does not believe that risks arising from these practices, or its compensation policies and practices considered as a whole, are reasonably likely to have a material adverse effect on the Company.

Compensation Committee Interlocks and Insider Participation

Mike Faith, Diana Kurty, Jeffrey Geygan, John McCarthy, Andy Bryant, and Ross Crane served as members of the Compensation Committee during the last completed fiscal year. None of Messrs. Faith, Geygan, McCarthy, Bryant, Crane, or Ms. Kurty (i) was, during the last completed fiscal year, an officer or employee of the Company or any of its subsidiaries, (ii) was formerly an officer of the Company or any of its subsidiaries, or (iii) had any relationship requiring disclosure by the Company under any paragraph of Item 404 of Regulation S-K.

Furthermore, no executive officer and no member of the Committee had a relationship that requires disclosure under Item 407(e)(4)(iii) of Regulation S-K.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis set forth above with management. Based on the review and discussion, the Compensation Committee has recommended to the full Board that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into the Company’s 2019 Form 10-K.

The Committee

John McCarthy, Chair

Andy Bryant

Mike Faith

Summary Compensation Table

The following table sets forth, for fiscal years 2019, 2018 and 2017, a summary of the annual and long-term compensation for services in all capacities of the named executive officers.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Non-Equity Incentive Compensation ($) (2)	All Other Compensation ($) (7)	Total($)

Simon Nynens
Former Chair, President and	2018	131,538	—	—	—	844,847	976,385
Chief Executive Officer	2017	300,000	—	473,100	400,989	100,961	1,275,050

Steve DeWindt (3)
Former Director, President and	2019	151,218	—	—	—	105,645	256,863
Chief Executive Officer	2018	222,788	—	51,200	—	4,375	278,363

Dale Foster (4)
Director and Chief Executive	2019	254,327	—	104,129	123,370	16,511	498,337
Officer and Former President of Lifeboat and Former Executive Vice President	2018	248,077	—	288,000	—	11,945	548,022

Michael Vesey (5)	2019	303,876	—	125,735	95,340	16,249	541,200
Vice President and Chief	2018	225,000	—	64,000	71,300	15,835	376,135
Financial Officer	2017	175,000	—	302,500	51,330	12,178	541,008

Vito Legrottaglie	2019	247,917	—	126,505	137,892	13,951	526,265
Vice President Chief	2018	225,000	—	64,000	71,300	15,473	375,773
Information Officer	2017	200,000	—	124,500	102,660	15,232	442,392

Brian Gilbertson (5)	2019	145,833	—	—	—	129,229	275,062
Former Vice President and	2018	200,000	—	52,224	110,000	9,229	371,453
General Manager Lifeboat	2017	175,000	—	132,800	139,983	4,296	452,079

Charles Bass (6)	2019	254,327	—	82,090	97,258	10,351	444,026
Vice President New Business Development	2018	248,097	—	144,000	—	10,192	402,289

(1)	The amount included in “Stock Awards” is the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. See Note 8, “Stockholder’s Equity and Stock Based Compensation” in the Company’s consolidated financial statements set forth in our Annual Report on Form 10-K for the assumptions made in determining stock award values.

(2)	Amounts for a given year in this column represent non-stock incentive compensation earned in that year, which were paid out in the subsequent year. For more information regarding the Performance Bonus Plan see Base Salary and Performance Cash Bonus Plan above.

(3)	Mr. DeWindt served as President and Chief Executive Officer from October 2018 until his resignation in June 2019. Compensation presented for 2019 represents the period from January 2019 until his resignation in June 2019. Mr. DeWindt received certain separation payments discussed in “All Other Compensation” below.

(4)	Mr. Foster was appointed Chief Executive Officer in January 2020, after having served as President of Lifeboat from July 2019 until January 2020 and served as Executive Vice President from January 2018 until July 2019. In connection with his appointment to Chief Executive Officer in January 2020, Mr. Foster will receive a base salary of $325,000 per annum. Compensation presented for 2018 represents the period from appointment to December 31, 2018.

(5)	Mr. Gilbertson served as Vice President and General Manager of Lifeboat from May 2016 until his resignation in July 2019. Mr. Gilbertson received certain separation payments discussed in all other compensation below.

(6)	Mr. Bass was appointed Vice President New Business Development in January 2018.

(7)	A detailed description of the items disclosed as “All Other Compensation” is set forth in the table below.

All Other Compensation

Name		401(k) Matching Contributions ($)	Dividend Equivalents On Unvested Restricted Stock ($)	Post- Employment Benefits ($)	Total ($)
Steve DeWindt	2019	4,412	1,233	(1) 100,000	105,645
	2018	4,375	-	-	4,375

Dale Foster	2019	7,585	8,926	-	16,511
	2018	3,019	8,926	-	11,945

Michael Vesey	2019	7,131	9,118	-	16,249
	2018	6,949	8,886	-	15,835
	2017	6,228	5,950	-	12,178

Vito Legrottaglie	2019	6,369	7,582	-	13,951
	2018	7,035	8,438	-	15,473
	2017	7,727	7,505	-	15,232

Brian Gilbertson	2019	-	4,629	(2) 124,600	129,229
	2018	-	9,229	-	9,229
	2017	-	4,296	-	4,296
Charles Bass	2019	5,888	4,463	-	10,351
	2018	5,708	4,484	-	10,192

(1) This amount reflects cash severance paid to Mr. DeWindt in connection with his resignation, which is described in more detail under “Compensation Discussion and Analysis—DeWindt and Gilbertson Resignation” above.

(2) This amount reflects cash severance paid to Mr. Gilbertson in connection with his resignation, which is described in more detail under “Compensation Discussion and Analysis—DeWindt and Gilbertson Resignation” above.

GRANT OF PLAN-BASED AWARDS

The following table shows information regarding awards granted to each of our named executive officers under our 2019 Performance Bonus Plan during 2019.

		Estimated future payouts under non-equity incentive plan awards (1)			Estimated future payouts under equity incentive plan awards (2)			All other Stock Awards Number	Grant Date Fair Value of Stock
		Threshold	Target	Maximum	Threshold	Target	Maximum	of Shares	Awards
Name	Grant Date	($)	($)	($)	(#)	(#)	(#)	(#)	($)
Dale Foster	2/13/2019	-	105,500	211,000	-	10,000	20,000	-	104,129	(3)
Michael Vesey	2/13/2019	-	105,500	395,625	-	10,000	37,500	-	125,735	(3)
Vito Legrottaglie	2/13/2019	-	105,500	229,348	-	10,000	21,739	-	126,505	(3)
Charles Bass	2/13/2019	-	105,500	211,000	-	10,000	20,000	-	82,090	(3)

(1) These amounts represent threshold, target and maximum awards established under our 2019 performance bonus plan. The actual amount of each award authorized for payment by our Compensation Committee in February 2020 is included in the 2019 Summary Compensation Table above under the heading “Non-Equity Incentive Compensation.”

(2) These amounts represent threshold, target and maximum awards of Restricted Stock awards granted under our 2019 performance bonus plan.

(3) These amounts represent the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 of each award of Restricted Stock granted during 2019. See Note 8, “Stockholder’s Equity and Stock Based Compensation” in the Company’s consolidated financial statements set forth in the Company’s Annual Report on Form 10-K for the assumptions made in determining stock award values.

Outstanding Equity Awards

The following table shows the number of shares of Common Stock covered by unvested Restricted Stock held by the Company’s named executive officers on December 31, 2019.

Outstanding Equity Awards at December 31, 2019

	Stock Awards
	Number of	Market Value
	Shares or	of Shares or
	Units of Stock	Units of Stock
	That Have	That Have
	Not Vested	Not Vested
Name	(#)(1)	($)(2)
Steve DeWindt	-	-
Dale Foster	11,250	180,338
Michael Vesey	11,488	184,153
Vito Legrottaglie	8,912	142,859
Brian Gilbertson	-	-
Charles Bass	5,625	90,169

(1)	In February 2019, Messrs. DeWindt, Vesey, Legrottaglie and Gilbertson were awarded 4,000, 5,000, 5,000 and 4,080 shares of Restricted Stock, respectively, based on achieving operating income goals under the 2018 bonus plan that vest over 16 equal quarterly installments. In May 2018, Messrs. Foster and Bass were awarded an initial employment grant of 20,000 and 10,000 shares of Restricted Stock, respectively, that vest over 16 equal quarterly installments. In February 2018, Messrs. Vesey, Legrottaglie, and Gilbertson were awarded 7,500, 7,500 and 8,000 shares of Restricted Stock, respectively, based on achieving operating income goals under the 2017 bonus plan that vest over 16 equal quarterly installments. In February 2017, Messrs. Legrottaglie and Gilbertson were awarded 5,700, and 7,500 shares of Restricted Stock, respectively, based on achieving operating income goals under the 2016 bonus plan that vest over 16 equal quarterly installments. In February 2017, Mr. Vesey was awarded an initial employment grant of 10,000 shares of Restricted Stock that vest over 20 equal quarterly installments. In February 2016, Mr. Legrottaglie was awarded 5,700 shares of Restricted Stock, respectively, based on achieving operating income goals under the 2015 bonus plan that vest over 16 equal quarterly installments. In February 2016, Mr. Gilbertson was awarded 5,000 shares of Restricted Stock that vest over 20 equal quarterly installments

(2)	The market value is based on the closing stock price of the Common Stock of $16.03 on December 31, 2019, the last trading day of 2019.

Options Exercised and Stock Vested in 2019

The table below shows the number of shares of Common Stock acquired during 2019 upon the vesting of Restricted Stock.

	Stock Awards
	Number of
	Shares	Value
	Acquired On	Realized On
Name	Vesting (#)	Vesting ($)
Steve DeWindt	500	5,663
Dale Foster	5,000	60,650
Michael Vesey	5,128	62,190
Vito Legrottaglie	5,976	72,477
Brian Gilbertson	4,419	50,303
Charles Bass	2,500	30,325

Employment and Severance Agreements

Each of the named executive officers has entered into an agreement that includes a covenant not-to-compete and a confidentiality provision. The covenant not-to-compete prohibits the executive from engaging in a competing business for a period of one year after termination. Such covenant also prohibits the executive from directly or indirectly soliciting the Company’s customers or employees.

On January 15, 2020, the Company appointed Dale Foster to be its Chief Executive Officer and entered into a related employment agreement with Mr. Foster. The agreement provides for an initial base salary of $325,000 per annum, subject to increase at the discretion of the Board, or a committee thereof. Additionally, he will be eligible to participate in any and all standard benefit plans, programs and policies of the Company.

In the event of any termination of the Employment Agreement for any reason, the Company shall pay Mr. Foster within 30 days of such termination: (i) accrued and unpaid base salary; (ii) any unreimbursed expenses payable; (iii) any amounts payable under any of the benefit plans of the Company in which Mr. Foster was a participant in; and (iv) any accrued but unpaid bonus for any calendar year completed as of the termination date (collectively, the “Standard Termination Benefits”).

If Mr. Foster’s employment terminates by the Company without Cause or by Mr. Foster for Good Reason, and if Mr. Foster complies with the other provisions in the Employment Agreement, Mr. Foster will receive, in addition to the Standard Termination Benefits, (i) an amount equal to his then current base salary for twelve months (the “Severance Period”) paid in accordance with the Company’s standard payroll practices, (ii) if elected, reimbursement for continuation premiums under COBRA during the Severance Period, (iii) if the effective date for such termination of employment is on or after July 1st during any calendar year, a cash payment equal to (A) the cash bonus paid to Mr. Foster for the calendar year prior to the date of termination, multiplied by (B) a fraction, the numerator of which is the number of days during such calendar year that Mr. Foster was employed by the Company, and the denominator of which is 365 ((i), (ii) and (iii), collectively, the “Severance Benefits”). The Severance Benefits will be paid in a lump sum on the 60th day following Mr. Foster’s Separation from Service (as defined in the Employment Agreement), subject to execution of a release of claims.

If Mr. Foster’s employment terminates by the Company without Cause or by Mr. Foster for Good Reason within twelve months following a change in control, in addition to the severance benefits described in the previous two paragraphs, Mr. Foster also receives a cash bonus equal to 100% of his bonus for the prior year, and full vesting of all outstanding equity awards, subject to execution of a release of claims.

In October 2016, the Company entered into a severance agreement with Mr. Vesey, Vice President and Chief Financial Officer, under which Mr. Vesey is entitled to severance payments for six months at the then applicable annual base salary if the Company terminates his employment for any reason other than for cause. Additionally, in the event that a change of control of the Company occurs (as described below), the Chief Financial Officer’s outstanding equity awards become immediately vested and he is entitled to receive a lump-sum payment equal to 1.0 times his then current annual salary and actual incentive bonus earned in the year prior to such change in control.

On January 6, 2003, the Company entered into a severance agreement with Mr. Legrottaglie, Vice President and Chief Information Officer, under which Mr. Legrottaglie is entitled to severance payments for six months at the then applicable annual base salary if the Company terminates his employment.

On January 2, 2018, the Company entered into a severance agreement with Mr. Bass, Vice President - New Business Development, under which Mr. Bass is entitled to severance payments for six months at the then applicable annual base salary and any outstanding equity awards become immediately vested if the Company terminates his employment for any reason other than for cause.

The payments triggered by such terminations pursuant to Mr. Foster, Mr. Vesey, Mr. Legrottaglie and Mr. Bass’ respective employment agreements, as well as those triggered by a change of control under the employment agreements of all named executive officers, are illustrated in tabular format under “Potential Payments Upon Termination or Change of Control” below.

Potential Payments Upon Termination or Change in Control

The following table illustrates the payments that would be due the named executive officers in the event they are terminated without cause. Severance payments are calculated in accordance with employment agreements in place on December 31, 2019, as if each employee was terminated without cause on December 31, 2019.

			Accelerated	Accelerated
	Payment		Vesting on	Vesting on
	Based On		Restricted	Stock
Name	Salary ($)(2)	Bonus ($)	Stock ($)	Options ($)	Total ($)
Dale Foster (1)	125,000	-	180,338	-	305,338
Michael Vesey	150,000	-	-	-	150,000
Vito Legrottaglie	125,000	-	-	-	125,000
Charles Bass (1)	125,000	-	90,169	-	215,169

(1) Messrs. Foster and Bass are entitled to receive reimbursement for COBRA continuation premiums over twelve and six-month periods, respectively, subsequent to their termination.

(2) The base salaries for each of Messrs. Foster, Vesey and Legrottaglie changed after December 31, 2019 before the filing of this Proxy Statement. As of the date of this filing, the numbers in this column would be as follows: for Mr. Foster, $325,000; for Mr. Vesey, $137,500; and for Mr. Legrottaglie, $112,500.

The severance payments disclosed above are to be made to Mr. Foster over twelve months paid in accordance with the Company’s standard payroll practices and to Messrs. Vesey, Legrottaglie and Bass in six equal monthly installments.

For purposes of Mr. Foster, “cause” is defined as his (i) an act of personal dishonesty in connection with his responsibilities as an employee of the Company that is intended to result in personal enrichment of his; (ii) a plea of guilty or nolo contendere to, conviction of, or an indictment for a felony or other crime involving theft, fraud or moral turpitude, in each case in which the Board reasonably believes has had or will have a material detrimental effect on the Company’s reputation or business; (iii) a breach of any fiduciary duty owed to the Company that has, or is reasonably expected to have, a material detrimental effect on the Company’s reputation or business (except in the case of a personal disability) as determined in good faith by the Board; (iv) serious neglect or misconduct in the performance of his duties for the Company or willful or repeated failure or refusal to perform such duties; (v) the material breach by him of any provision of Section 6 [Restrictive Covenants] of his employment agreement if (in the event such failure is reasonably susceptible of cure) such failure continues uncured for ten (10) days after written notice specifying in reasonable detail such failure; or (vi) the abuse by him of drugs or alcohol, if such abuse has or is reasonably expected to have a material adverse effect on the business of the Company. For purposes of Mr. Vesey and Mr. Bass, “cause” is defined as (i) act of personal dishonesty in connection with the executive’s responsibilities as an employee of the Company that is intended to result in the executive’s substantial personal enrichment, (ii) a plea of guilty or nolo contendere to, or conviction of, a felony which the Board reasonably believes has had or will have a material detrimental effect on the Company’s reputation or business, (iii) a breach of any fiduciary duty owed to the Company that has a material detrimental effect on the Company’s reputation or business, or (iv) willful violations of the executive’s obligations to the Company.

In addition to the severance payments described above , the Company has entered into certain agreements that require the Company to provide compensation to the named executive officers in the event of a change in control or a termination of employment in conjunction with a change in control. The additional amount of compensation due to each named executive officer upon a change in control or termination of employment in conjunction with a change in control is listed in the tables below. The table reflects amounts calculated in accordance with employment agreements in place on December 31, 2019, as if a change in control occurred on December 31, 2019.

	Change in Control	Termination in conjunction with a Change in Control
			Accelerated				Accelerated
	Payment	Payment	Vesting on		Payment	Payment	Vesting on
	Based on	Based on	Restricted		Based on	Based on	Restricted
Name	Salary ($)	Bonus ($)	Stock ($)	Total ($)	Salary ($)	Bonus ($)	Stock ($)	Total ($)
Dale Foster		-	-	-	-	-	-	-
Michael Vesey	300,000	95,340	124,136	519,476	-	-	60,016	60,016
Vito Legrottaglie		-	82,843	82,843	-	-	60,016	60,016
Charles Bass		-	-	-	-	-	-	-

The accelerated vesting on restricted stock amounts above include unvested restricted stock grants through December 31, 2019, valued at the closing stock price of $16.03 at December 31, 2019. The amounts exclude stock grants made in 2020 to the named executives.

Mr. Foster entered into a new employment agreement upon his appointment as Chief executive Officer in January 2020. Under the terms of that agreement, in the event that Mr. Foster’s employment is terminated within 12 months following a change in control (as defined in the Employment Agreement) Mr. Foster will receive, in addition to his severance, an amount in cash equal to the cash bonus paid to Mr. Foster for the year immediately prior to the year in which the termination in the event of Change in Control occurs.

In the event that a change of control of the Company occurs (as described in the employment agreement), Mr. Vesey’s outstanding equity awards become immediately vested and he is entitled to receive a lump-sum payment equal to 1.0 times his then annual salary and the actual incentive bonus earned in the year prior to such change in control in addition to the severance payments noted above if also terminated. Mr. Vesey’s salary was decreased from $300,000 to $275,000 effective January 31, 2020.

Pay Ratio

Recent SEC rules require us to disclose the ratio of the annual total compensation of our Chief Executive Officer to the median of the annual total compensation of our other employees. In determining the median annual total compensation of our other employees, we prepared a list of all employees as of December 31, 2019. The date December 31, 2019 was used to determine the median employee for administrative convenience. Consistent with applicable rules, we used reasonable estimates both in the methodology used to identify the median employee and in calculating the annual total compensation of employees other than the Chief Executive Officer. We determined our median employee based on the taxable wages of each of our employees (excluding the Chief Executive Officer). We annualized the taxable wages of employees who joined the Company during 2019.

The annual total compensation of our median employee (other than those serving as the Chief Executive Officer) for 2019 was $57,628. Two individuals served as Chief Executive Office during 2019. Mr. DeWindt served as Chief Executive Officer from January 1, 2019 through his resignation on June 6, 2019. Mr. Vesey served as Principal Executive Officer from June 6, 2019 through December 31, 2019. For purposes of calculating this pay ratio, we have added together the total compensation paid to each of Messrs. DeWindt and Vesey during the time each individual served as Principal Executive Officer during 2019. As disclosed in the Summary Compensation Table appearing on page [29], the total annual compensation for those serving as Principal Executive Officer for 2019 was $407,952. Based on the foregoing, our estimate of the ratio of the annual total compensation of our Chief Executive Officer to the median of the annual total compensation of all other employees was approximately 7 to 1. Given the different methodologies that various public companies will use to determine an estimate of their pay ratio, the estimated ratio reported above should not be used as a basis for comparison between companies.

PROPOSAL 2

ADVISORY VOTE TO APPROVE OUR EXECUTIVE COMPENSATION

General

The Dodd-Frank Wall Street Reform and Consumer Protection Act requires us to obtain an advisory vote (non-binding) from our stockholders on our executive compensation as disclosed in this proxy statement, which is often referred to as a "say on pay" proposal. At the 2019 Annual Meeting of Stockholders, the stockholders approved that a vote on “say on pay” should be sought annually, and we are conducting “say on pay” advisory votes (non-binding) in accordance with such schedule. The next advisory vote to determine the frequency of the “say on pay” advisory vote is expected to take place at the 2025 Annual Meeting of Stockholders.

As described in the “Compensation Discussion and Analysis” section of this proxy statement, our executive compensation programs and policies play an important role in achieving our objective of sustainable long-term growth in stockholder value. As a guiding principle, our executive compensation programs and policies are designed to motivate, retain and reward our executives for superior short- and long-term performance for the Company and its stockholders.

We are asking that our stockholders indicate their support of our executive compensation as described in this proxy statement. While this advisory vote on executive compensation is non-binding, our Board and the Compensation Committee will review the outcome of this vote and take the vote into consideration when reviewing our compensation policies and procedures. This is not intended to address specific items of compensation, but rather the overall compensation of our named executive officers and our executive compensation policies and procedures as described in this proxy statement.

At the Meeting we will ask our stockholders to approve the following resolution:

“RESOLVED, that the Company's stockholders approve, on a non-binding, advisory basis, the compensation of the named executive officers, as described in the Company's proxy statement for the 2020 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2019 Summary Compensation Table and the other compensation related tables and disclosure.”

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE COMPANY’S EXECUTIVE COMPENSATION AS DESCRIBED IN THIS PROXY STATEMENT.

PROPOSAL 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our independent registered public accounting firm during the year ended December 31, 2019 was BDO. BDO has audited our financial statements since 2018. The Audit Committee has appointed BDO to serve as the Company’s independent registered public accounting firm for 2020. While we are not required to have the stockholders ratify the selection of BDO as our independent auditors, we are doing so because we believe it is a matter of good corporate practice. If the stockholders do not ratify the selection, the Audit Committee will reconsider whether or not to retain BDO; however, the Audit Committee will not be under any obligation to adhere to the stockholders’ vote on this proposal, and in its full discretion may choose to maintain BDO as the Company’s independent registered public accounting firm. Even if the selection is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

One or more representatives of BDO are expected to be present at the meeting and they will have the opportunity to make a statement and will be available to respond to appropriate questions.

Change in Auditor

EisnerAmper LLP (“EisnerAmper”) was our independent registered public accounting firm during the year ended December 31, 2017. EisnerAmper and its predecessor, Amper, Politziner & Mattia, LLC, had audited our financial statements since 2002. On July 25, 2018, we notified EisnerAmper that they were dismissed as our independent registered public accounting firm, effective immediately. The Audit Committee of the Board approved the dismissal of EisnerAmper as the Company’s independent registered public accounting firm. The audit reports of EisnerAmper on the consolidated financial statements of the Company as of and for the fiscal years ended December 31, 2017 and 2016 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended December 31, 2017 and 2016 and the interim period from January 1, 2018 through July 25, 2018, (i) the Company had no disagreements with EisnerAmper on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EisnerAmper, would have caused them to make reference to the subject matter of the disagreement(s) in connection with its reports on the financial statements for such years; and (ii) there were no “reportable events,” as that term is described in Item 304(a)(1)(v) of Regulation S-K, except to note for the year ended December 31, 2017 that management identified a material weakness relating to several deficiencies in the operating effectiveness of controls over: 1) the application of technical accounting guidance regarding earnings per share calculations which were reported and remediated in the third quarter of 2017, 2) classification of certain balance sheet accounts, 3) management review and monitoring of third-party service providers in regard to state income tax filing requirements and 4) lack of documented policies and procedures with respect to certain intercompany accounts with foreign entities, that in the aggregate constituted a material weakness in our internal controls over financial reporting.

During the fiscal years ended December 31, 2017 and 2016 and the interim period from January 1, 2018 through July 25, 2018, neither the Company, nor anyone on its behalf, consulted BDO regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Company and no written report or oral advice was provided to the Company that BDO concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Fees and Independence

Audit Fees, Audit-Related Fees and Tax Fees

The following table sets forth the fees billed by BDO for the fiscal years ended December 31, 2019 and 2018 for the categories of services indicated.

Category	2019	2018
Audit Fees – (1)	$240,000	$355,000
Audit-Related Fees – (2)	$27,224	$22,500
Tax Fees – (3)	$124,687	$97,469

(1)	Consists of fees billed for the audit of our annual financial statements, review of interim financial statements included in our Quarterly Reports on Form 10-Q and services that are normally provided by the auditors in connection with statutory and regulatory filings, including registration statements and consents.
(2)	Consist of services not directly related to the audit of the Company’s financial statements which includes audits of benefit plans.
(3)	Consists of services for tax compliance and tax advice for 2019 and 2018.
(4)	Includes additional fees billed for the 2018 audit of our annual financial statements that were billed subsequent to the filing of the 2019 proxy statement.

The following table sets forth the fees billed by EisnerAmper for the fiscal year ended December 31, 2018 for the categories of services indicated.

Category	2018
Audit Fees – (1)	$25,000
Audit-Related Fees	$-
Tax Fees	$-

(1)	Consists of fees billed for the review of interim financial statements included in our Quarterly Report on Form 10-Q for the first fiscal quarter of 2018.

The Audit Committee has determined that the provision of services by BDO described in the preceding paragraphs is compatible with maintaining BDO independence. All permissible audit and non-audit services provided by BDO in 2019 and 2018 were pre-approved by the Audit Committee on a case-by-case basis.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF BDO USA, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2020.

GENERAL

The Company does not know of any matters other than those stated in this proxy statement which are to be presented for action at the Meeting. If any other matters should properly come before the Meeting, proxies will be voted on these other matters in accordance with the discretion of the persons voting the proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons designated therein as proxy appointees.

TRANSACTIONS WITH RELATED PERSONS

The Company has adopted a written policy whereby all transactions between the Company and each related person (as defined in Item 404 of Regulation S-K) or in which any related person had or will have a direct or indirect material interest must be on terms no less favorable to the Company than could be obtained from unrelated third parties and require pre-approval by a majority of the disinterested members of the Board. During the years ended December 31, 2019 and 2018, the Company made sales to a customer where John McCarthy is an executive. During the years ended December 31, 2019 and 2018, net sales to this customer totaled $0.1 million for each year, and amounts due from this customer as of December 31, 2019 and 2018 totaled $0.1 million, respectively, which were settled in cash subsequent to each year end. These sales were on terms no less favorable to the Company than could be obtained from unrelated third parties.

REPORT OF THE AUDIT COMMITTEE

In the course of fulfilling its responsibilities during fiscal year 2019, the Audit Committee of our Board has:

•	reviewed and discussed with management our audited financial statements for the year ended December 31, 2019;

•	discussed with representatives of BDO the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC;

•	received the written disclosures and the letter from the Independent Registered Public Accounting Firm required by the applicable PCAOB requirements, including those regarding the Independent Registered Public Accounting Firm’s independence;

•	discussed with the Independent Registered Public Accounting Firm its independence from the Company and management; and

•	considered whether the provision by the Independent Registered Public Accounting Firm of non-audit services is compatible with maintaining the Independent Registered Public Accounting Firm’s independence.

Based on the foregoing, the Audit Committee recommended to the Board that the audited financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 for filing with the SEC.

Respectfully submitted,
Diana Kurty, Chair
Jeffrey Geygan
Ross Crane

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (such as brokers and banks) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

Beneficial owners of Common Stock who share a single address may receive only one copy of the Notice of Annual Meeting of Stockholders, proxy statement and 2019 Annual Report, as the case may be, unless their broker, bank or nominee has received contrary instructions from one or more of the affected stockholders at that address. Once a stockholder has received notice from its bank or broker that it will be householding communications to the stockholder’s address, householding will continue until the stockholder is notified otherwise or until such stockholder revokes its consent. If, at any time, any beneficial shareowner(s) at such an address wish to discontinue householding and would prefer to receive a separate copy of the Notice of Annual Meeting of Stockholders, proxy statement and 2019 Annual Report, as the case may be, or if they currently receive multiple copies at the same address and wish to receive only a single copy in the future, they may notify their bank or broker and direct their request to Broadridge, either by calling (800) 579-1639, or by writing to Broadridge, Household Department, 51 Mercedes Way, Edgewater, New York, 11717.

STOCKHOLDER PROPOSALS FOR INCLUSION IN THE COMPANY’S 2021 ANNUAL MEETING PROXY STATEMENT AND PROXY CARD

Any stockholder proposal to be considered by us for inclusion in the Company’s proxy statement and form of proxy card for the 2021 annual meeting of stockholders pursuant to Rule 14a-8 of the Exchange Act, must be received by the Corporate Secretary at the Company’s principal executive offices located at 4 Industrial Way West, 3rd Floor, Eatontown, New Jersey 07724, no later than             (120 calendar days prior to the first anniversary of the date of this proxy statement). However, if the date of the 2021 annual meeting of stockholders is advanced or delayed by more than 30 days from the first anniversary of the date of the Meeting, then the deadline is a reasonable time before the Company begins to print and send its proxy materials for the 2021 annual meeting of stockholders.

OTHER STOCKHOLDER PROPOSALS FOR PRESENTATION AT THE COMPANY’S 2021 ANNUAL MEETING

Any director nomination or proposal that a stockholder wishes to present at the 2021 annual meeting of stockholders, other than through inclusion in the Company’s proxy statement pursuant to Rule 14a-8 of the Exchange Act, must follow the procedures described in our Certificate of Incorporation and Bylaws. Under these procedures, stockholders must submit the nomination or proposal by giving notice to our Secretary at our principal executive office not later than the earlier to occur of (x) the date that is 60 days prior to the 2021 annual meeting of stockholders and (y) , which is the deadline for stockholder proposals to be submitted for inclusion in the Company’s proxy materials for the 2021 annual meeting of stockholders. However, if notice or public disclosure of the date of the 2021 annual meeting of stockholders occurs less than 60 days prior to the meeting, any director nomination or proposal by a stockholder, to be timely, must be received by the Company not later than the close of business on the tenth day following the day on which such notice of the meeting date was furnished or such public disclosure was made, whichever occurs first. The stockholder’s notice must set forth the information required under Article V Section 5 of our Certificate of Incorporation.

By Order of the Board of Directors,

,2020

APPENDIX A

ADDITIONAL INFORMATION REGARDING PARTICIPANTS IN THE SOLICITATION

Under applicable SEC rules and regulations, members of the Board, the Board’s nominees and certain officers and other employees of the Company are “participants” with respect to the Company’s solicitation of proxies in connection with the Meeting. The following sets forth certain information about such persons (the “Participants”).

Directors and Director Nominees

The names and present principal occupation of our directors and director nominees, each a Participant, are set forth below. The business address for the Company’s current directors and director nominees is c/o Wayside Technology Group, Inc., 4 Industrial Way West, Suite 300, Eatontown, New Jersey 07724.

Name	Present Principal Occupation

Jeffrey R. Geygan	Chairman of the Board, President and CEO of Global Value Investment Corp.

Diana Kurty	Principal of Lumina Partners

John McCarthy	President and CEO of Mainline Information Systems

Andrew Bryant	Former (Retired) Chief Operating Officer of Arrow Electronics, Inc.

Ross Crane	Former (Retired) Executive Vice President and Chief Financial Officer of Nexeo Solutions

Carol DiBattiste	Chief Legal and Compliance Officer and Corporate Secretary of comScore, Inc.

Mike Faith	Founder and Chief Executive Officer of Headsets.com

Officers and Employees

Executive officers and employees of the Company who are Participants are Dale Foster, Michael Vesey, Vito Legrottaglie and Charles Bass. The business address for each is c/o Wayside Technology Group, Inc., 4 Industrial Way West, Suite 300, Eatontown, New Jersey 07724. Their present principal occupations are stated below.

Name	Present Principal Occupation

Dale Foster	Chief Executive Officer

Michael Vesey	Vice President and Chief Financial Officer

Vito Legrottaglie	Vice President of Operations and Chief Information Officer

Charles Bass	Vice President of New Business Development

Information Regarding Ownership of the Company’s Securities by Participants

The number of the Company’s securities beneficially owned by the Participants as of March 27, 2020 is set forth in the section titled “Security Ownership of Certain Beneficial Owners and Management” in this proxy statement.

Information Regarding Transactions in the Company’s Securities by Participants

The following table sets forth information regarding purchases and sales of the Company’s securities by the Participants within the past two years. No part of the purchase price or market value of these securities is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

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APPENDIX A

Name	Date	Title of Security	Number of Shares	Transaction

Jeffrey R. Geygan	05/07/2018 05/22/2018 05/22/2018 05/23/2018 08/07/2018 08/07/2018 08/07/2018 11/20/2018 02/28/2019 03/01/2019 03/01/2019 03/01/2019 05/16/2019 05/16/2019 08/06/2019 08/06/2019

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

5,000 21,238 2,010 110 2,500 4,680 2,680 1,870 2,450 2,525 830 495 8,070 280 7,045 2,500

Grant, Award or Other Acquisition

Open Market Purchase

Open Market Purchase

Other Transaction*

Grant, Award or Other Acquisition

Grant, Award or Other Forfeiture**

Other Transaction*

Open Market Purchase

Open Market Purchase

Open Market Purchase

Other Transaction*

Open Market Purchase

Open Market Purchase

Other Transaction*

Other Transaction*

Grant, Award or Other Acquisition

Diana Kurty	05/17/2018 05/21/2018 05/22/2018 08/07/2018 08/07/2018 08/06/2019	Common Stock Common Stock Common Stock Common Stock Common Stock Common Stock	500 38 462 2,500 2,496 2,500	Open Market Purchase Open Market Purchase Open Market Purchase Grant, Award or Other Acquisition Grant, Award or Other Forfeiture** Grant, Award or Other Acquisition

John McCarthy	08/06/2019	Common Stock	2,500	Grant, Award or Other Acquisition

Andy Bryant	08/06/2019	Common Stock	2,500	Grant, Award or Other Acquisition

Dale Foster	05/07/2018 01/16/2020 02/18/2020	Common Stock Common Stock Common Stock	20,000 20,000 9,870	Grant, Award or Other Acquisition Grant, Award or Other Acquisition Grant, Award or Other Acquisition

Michael Vesey	05/07/2018 05/17/2018 08/07/2018 08/20/2018 11/05/2018	Common Stock Common Stock Common Stock Common Stock Common Stock	396 29 344 47 345

Payment of Exercise Price or Tax Liability Small Acquisition Payment of Exercise Price or Tax Liability Small Acquisition Payment of Exercise Price or Tax Liability Small Acquisition Payment of Exercise Price or Tax Liability Grant, Award or Other Acquisition

* These securities were held in account(s) managed indirectly by GVIC which is controlled by Mr. Geygan. As of the reporting date, certain separately managed accounts terminated their relationship with, and are no longer advised by, GVIC. Please see footnote 1 to the table in the section titled “Security Ownership of Certain Beneficial Owners and Management” in this proxy statement for more information.

** On August 7, 2018, the Company canceled all outstanding unvested shares of Common Stock in consideration of the grant of 2,500 shares under the 2012 Plan.

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APPENDIX A

Name	Date	Title of Security	Number of Shares	Transaction

Michael Vesey	11/16/2018 02/05/2019 02/13/2019 02/13/2019 03/11/2019 05/06/2019 05/22/2019 08/05/2019 08/21/2019 11/05/2019 11/20/2019 02/05/2020 02/18/2020 02/20/2020 03/04/2020 03/13/2020

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

55 383 5,000 98 67 467 79 474 77 493 89 566 11,918 313 86 5,000

Payment of Exercise Price or Tax Liability Small Acquisition

Payment of Exercise Price or Tax Liability Small Acquisition

Payment of Exercise Price or Tax Liability Small Acquisition

Payment of Exercise Price or Tax Liability Small Acquisition

Payment of Exercise Price or Tax Liability Grant, Award or Other Acquisition

Payment of Exercise Price or Tax Liability Small Acquisition

Grant, Award or Other Acquisition

Vito Legrottaglie	05/07/2018 08/07/2018 11/05/2018 02/05/2019 02/13/2019 02/13/2019 05/06/2019 08/05/2019 11/05/2019 02/05/2020 02/18/2020 02/20/2020	Common Stock Common Stock Common Stock Common Stock Common Stock Common Stock Common Stock Common Stock Common Stock Common Stock Common Stock Common Stock	575 581 563 396 5,000 69 455 460 501 413 11,991 252

Payment of Exercise Price or Tax Liability Payment of Exercise Price or Tax Liability

Payment of Exercise Price or Tax Liability Payment of Exercise Price or Tax Liability

Grant, Award or Other Acquisition

Payment of Exercise Price or Tax Liability Payment of Exercise Price or Tax Liability

Payment of Exercise Price or Tax Liability

Payment of Exercise Price or Tax Liability Payment of Exercise Price or Tax Liability

Payment of Exercise Price or Tax Liability

Grant, Award or Other Acquisition

Payment of Exercise Price or Tax Liability

Charles Bass	05/07/2018 03/01/2019 02/18/2020	Common Stock Common Stock Common Stock	10,000 100 7,781	Grant, Award or Other Acquisition Open Market Sale Grant, Award or Other Acquisition

Mike Faith	05/17/2018 08/17/2018 08/06/2019	Common Stock Common Stock Common Stock	3,000 2,500 2,500	Open Market Purchase Grant, Award or Other Acquisition Grant, Award or Other Acquisition

* These securities were held in account(s) managed indirectly by GVIC which is controlled by Mr. Geygan. As of the reporting date, certain separately managed accounts terminated their relationship with, and are no longer advised by, GVIC. Please see footnote 1 to the table in the section titled “Security Ownership of Certain Beneficial Owners and Management” in this proxy statement for more information.

** On August 7, 2018, the Company canceled all outstanding unvested shares of Common Stock in consideration of the grant of 2,500 shares under the 2012 Plan.

Miscellaneous Information Concerning Participants

Other than as set forth in this Appendix A or elsewhere in this proxy statement and based on the information provided by each Participant, none of the Participants or their associates (i) beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, or owns of record but not beneficially, any shares of Common Stock or other securities of the Company or any of its subsidiaries or (ii) has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Meeting. In addition, neither the Company nor any of the Participants listed above is now or has been within the past year a party to any contract, arrangement, or understanding with any person with respect to any of the Company’s securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies. No Participant has been convicted in a criminal proceeding (excluding traffic violations and similar misdemeanors) during the past ten years.

Other than as set forth in this Appendix A or elsewhere in this proxy statement and based on the information provided by each Participant, neither the Company nor any of the Participants listed above or any of their associates have or will have (i) any arrangements or understandings with any person with respect to any future employment by the Company or its affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party or (ii) a direct or indirect material interest in any transaction or series of similar transactions since the beginning of our last fiscal year or any currently proposed transactions, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party in which the amount involved exceeds $120,000.

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